		UNITED STATES
	Securities and Exchange Commission
	    Washington, D.C.  20549

		FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
          INVESTMENT COMPANIES

Investment Company Act file number 811-6155

American National Investment Accounts, Inc.
P.O. Box 58969
Houston, TX  77258-8969

Securities Management and Research, Inc.
P.O. Box 58969
Houston, TX 77258-8969
(800) 231-4639

Fiscal year end:  December 31

Reporting period:  December 31, 2006


Item 1	Report to Shareholders

ANNUAL REPORT

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

-    GROWTH PORTFOLIO

-    EQUITY INCOME PORTFOLIO

-    BALANCED PORTFOLIO

-    MONEY MARKET PORTFOLIO

-    GOVERNMENT BOND PORTFOLIO

-    SMALL-CAP/MID-CAP PORTFOLIO

-    HIGH YIELD BOND PORTFOLIO

-    INTERNATIONAL STOCK PORTFOLIO

FORM 9429
02/07

ANNUAL REPORT

DECEMBER 31, 2006

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

                               2450 South Shore Boulevard, League City, TX 77573

The report contained herein is included for the general information of our shareholders. This report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current prospectus. ALL INVESTORS ARE ADVISED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT COMPANIES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANIES. YOU SHOULD READ IT CAREFULLY BEFORE INVESTING.

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures the investment adviser uses in fulfilling this responsibility is included in the Funds' Statement of Additional Information and is available without charge, upon request, by calling 1-800-231-4639. The policies and procedures are also available on the Securities and Exchange Commission's website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 1-800-231-4639 and is also available on the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website, beginning with the September 30, 2004 report, at http://www.sec.gov. You may review and make copies at the SEC's Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. A copy of the quarterly holdings report is available, without charge, upon request, by calling 1-800-231-4639.

AN EXAMPLE OF ONGOING EXPENSES

Each shareholder of the Fund may incur two types of expenses: (1) transactional, if applicable, and (2) ongoing (e.g., asset-based charges such as investment advisory fees and distribution and/or 12b-1 fees). The example, included below, is intended to help a shareholder better understand the ongoing expenses of investing in this Fund and to compare these expenses with other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2006, and held for six months ending December 31, 2006.

ACTUAL EXPENSES

The example below provides information about actual account values and actual expenses. A shareholder may use the information in this example, together with the amount they have invested, to estimate the expenses that they have paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in actual column under the heading entitled "Expenses Paid During Period" to estimate the expenses paid on their account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The example also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a shareholder paid for the period. This information may be used to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in this table are meant to help a shareholder understand the ongoing expenses only and do not reflect any transactional expenses, such as sales charges, contingent deferred sales charges on redemptions or redemption fees. Therefore, the table is useful in comparing ongoing expenses only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional expenses were included, the expenses would have been higher.

                                                                    ACTUAL                   HYPOTHETICAL

                                 BEGINNING                    ENDING       EXPENSES      ENDING      EXPENSES
                                  ACCOUNT    ANNUALIZED      ACCOUNT         PAID        ACCOUNT       PAID
                                   VALUE       EXPENSE        VALUE         DURING        VALUE       DURING
FUNDS                           (07/01/06)     RATIOS     (12/31/06)(1)   PERIOD (2)   (12/31/06)   PERIOD (2)
-----                           ----------   ----------   -------------   ----------   ----------   ----------
Growth Portfolio                 $1,000.00      0.87%       $1,096.01       $4.60       $1,020.82       $4.43
Equity Income Portfolio           1,000.00      0.79%        1,129.53        4.24        1,021.22        4.02
Balanced Portfolio                1,000.00      0.81%        1,090.33        4.27        1,021.12        4.13
Money Market Portfolio            1,000.00      0.56%        1,023.41        2.86        1,022.38        2.85
Government Bond Portfolio         1,000.00      0.35%        1,033.15        1.79        1,023.44        1.79
Small-Cap/Mid-Cap Portfolio       1,000.00      1.12%        1,033.33        5.74        1,019.56        5.70
High Yield Bond Portfolio         1,000.00      0.80%        1,050.16        4.13        1,021.17        4.08
International Stock Portfolio     1,000.00      1.10%        1,099.73        5.82        1,019.66        5.60

(1) The actual ending account value is based on actual total return of each of the funds for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on each of the funds' actual expense ratios and a hypothetical annual return of 5% before expenses.

(2) Expenses are equal to the annualized expense ratios, shown in the table above, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the six month period).

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Board of Directors of American National Investment Accounts, Inc. ("Board") has renewed the investment advisory agreements with Securities Management and Research, Inc. ("Manager") for the Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio, and International Stock Portfolio effective February 16, 2006. Additionally, the Board renewed the investment advisory agreements with the Manager effective November 16, 2006 for the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio, and Money Market Portfolio ('the Portfolios"). The Board considered a variety of factors in connection with its review of the advisory contracts ("Contracts"), also taking into account information provided by the Manager during the course of the year as discussed below:

NATURE, EXTENT, AND QUALITY OF SERVICES

The Board considered the nature, quality and extent of the services provided to the Portfolios by the Manager based upon information provided by the Manager relating to its operations and personnel. These services included, but were not limited to, management of the investment portfolios and a variety of activities related to investment portfolio management.

The Board also took into account its familiarity with the Manager's investment management through Board meetings, discussions and reports during the preceding year. After careful consideration of these matters, the Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager.

EXPENSES AND PERFORMANCE

The Board evaluated reports prepared by the Manager detailing the total expense ratios of each of the Portfolios as compared to other open-end investment companies deemed to be comparable based upon the Morningstar Principia Pro database with similar Morningstar category and prospectus objective to each Portfolio. The Board compared the total expense ratios of the Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, and International Stock Portfolio to funds advised by other advisors that were deemed comparable by the Morningstar database at the end of the calendar year 2005; and the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio, and Money Market Portfolio at the end of the quarter, September 30, 2006. The Government Bond Portfolio's total expense ratio was lower than the Morningstar subaccount average total expense ratio; as was the Small-Cap/Mid-Cap, International Stock Portfolio, Growth Portfolio, Equity Income Portfolio, Balanced Portfolio and Money Market Portfolio. The Morningstar database did not find any subaccounts with similar categories and prospectus objectives to the High Yield Bond Portfolio. Therefore, the Board took into account that the Manager has voluntarily agreed to waive fees and/or limit expenses of this and the other Portfolios through April 30, 2008 so that total expenses are limited to a specified percentage of average daily net assets of each Portfolio. Total expenses include the management fees and administrative service fees which are paid to the Manager, but do not include interest, taxes, commissions, and other expenses incidental to portfolio transactions. Also taken under consideration were the current size of each Portfolio, and the level and method of computing the management fees.

The Board reviewed the Portfolios' average annual total returns and compared these returns to previously agreed upon comparable performance measures, including those supplied by Lipper and Morningstar. On the basis of this evaluation and the Board's ongoing reviews of investment results, the Board concluded that the Portfolios' performance was satisfactory.

COST, BENEFITS, PROFITS AND ECONOMIES OF SCALE

The Board reviewed detailed information regarding the revenues received by the Manager under the Contracts and other benefits that the Manager may have realized from its relationship with the Portfolios. The Board also received information on the direct costs incurred by the Manager as well as profits realized. After careful consideration of this information, the Board concluded that the Manager's profits were reasonable in light of the services provided to the Portfolios.

AMERICAN NATIONAL GROWTH PORTFOLIO

MANAGER DISCUSSION

The Growth Portfolio's objective continues to be providing the opportunity for long-term capital appreciation. The Portfolio is guided by a strategy of investing primarily in the stocks of well-established companies with records of consistent and increasing earnings and cash flow growth. In 2006, the Portfolio produced a return of +13.09%, after portfolio expenses, but before product specific charges. Over that same time frame, the major equity market indices also posted positive performance as evidenced by the price only returns on the NASDAQ (+9.52%) and the total return on the S&P 500 (+13.62%), the Dow Jones Industrial Average (+16.29%).

The best performing sectors in the S&P 500 in 2006 were Telecommunication Services (up 37%), Energy (up 24%), and Utilities (up 21%), while the worst performing sectors were Healthcare (up 7.5%), and Information Technology (up 8.4%). Within the portfolio's holdings, the strongest performance was recorded in the Energy, Utilities, and Financials sectors. In the Utilities and Energy sectors, rising energy costs have continued to be passed on to consumers allowing improved revenues for nearly all associated companies. The Portfolio benefited by an overweight in the Energy sector. Stock selectivity in the Information Technology and Industrials sectors boosted performance, while selectivity and an underweight in the Telecommunications Services sector hampered performance. The Portfolio's strongest individual performers were Cisco (Information Technology), Goldman Sachs (Financials), and Exxon Mobil (Energy). Holdings that hampered performance included Advanced Medical Optics (Healthcare), Eli Lilly (Healthcare), and Maxim Integrated (Technology).

Going forward the Portfolio is overweight in the Energy, Consumer Discretionary, and Information Technology market sectors. The Portfolio is underweight the Consumer Staples and Financials sectors. For the Growth Portfolio, we utilize the same conservative and defensive stock selection disciplines used in the Balanced and Equity Income Portfolios. The key is identifying stocks of superior companies and purchasing them at discounted valuations.

While corporate earnings remain strong, earnings growth is slowing from the robust levels of the first three quarters of 2006. Key issues for corporate earnings in 2007 will be labor costs and the possible spillover to consumer spending from the slowing housing market. As unemployment rates decline, pressure can develop for employers to pay higher wages. Inflationary pressure, mixed with a less confident consumer, would certainly reduce corporate bottom lines. However, if these pressures are contained, there is no imminent impetus for the end of the current bull market, in our opinion.

Sincerely,

Anne M. LeMire, CPA, CFA
Portfolio Manager, Growth Portfolio

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GROWTH PORTFOLIO,
                LIPPER LARGE-CAP CORE FUND INDEX AND THE S&P 500

                                     [CHART]

AVERAGE ANNUAL RETURNS

1 YEAR    13.09%
5 YEAR     2.88%
10 YEAR    4.46%

                                     LIPPER
              GROWTH                LARGE-CAP
             PORTFOLIO   S&P 500   CORE INDEX
  1/1/97      $10,000    $10,000     $10,000
12/31/97      $11,846    $13,336     $12,922
12/31/98      $13,846    $17,147     $16,403
12/31/99      $15,587    $20,756     $19,577
12/31/00      $15,754    $18,866     $18,134
12/31/01      $13,172    $16,624     $15,807
12/31/02      $ 9,886    $12,950     $12,450
12/31/03      $12,263    $16,665     $15,539
12/31/04      $13,268    $18,477     $16,826
12/31/05      $13,683    $19,381     $17,788
12/31/06      $15,475    $22,444     $20,170

S&P 500
LIPPER LARGE-CAP CORE INDEX
GROWTH PORTFOLIO

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Growth Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolio's shares are available exclusively as a funding vehicle for American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS  December 31, 2006

GROWTH PORTFOLIO

COMMON STOCK

                                                             SHARES      VALUE

CONSUMER DISCRETIONARY--

HOUSEHOLD DURABLES--1.18%
Newell Rubbermaid Inc.                                        3,000   $   86,850
Stanley Works (The)                                           3,000      150,870
                                                                      ----------
                                                                         237,720

MEDIA--1.28%
Walt Disney Co. (The)                                         7,500      257,025

MULTI-LINE RETAIL--3.21%
Citi Trends Inc. *                                            6,300      249,732
J.C. Penney Co., Inc.                                         2,500      193,400
Target Corp.                                                  3,579      204,182
                                                                      ----------
                                                                         647,314

SPECIALTY RETAIL--3.31%
Bed Bath & Beyond Inc. *                                      2,000       76,200
Best Buy Co., Inc.                                            5,002      246,048
Home Depot, Inc. (The)                                        3,670      147,387
Limited Brands, Inc.                                          3,500      101,290
Lowe's Companies, Inc.                                        3,116       97,063
                                                                      ----------
                                                                         667,988
                                                                      ----------
   TOTAL CONSUMER DISCRETIONARY--8.98%                                 1,810,047
                                                                      ----------

CONSUMER STAPLES--

BEVERAGES--2.54%
Coca-Cola Co. (The)                                           4,782      230,732
PepsiCo, Inc.                                                 4,500      281,475
                                                                      ----------
                                                                         512,207

FOOD & DRUG RETAILING--0.74%
SUPERVALU INC.                                                1,600       57,200
Wal-Mart Stores, Inc.                                         2,000       92,360
                                                                      ----------
                                                                         149,560

HOUSEHOLD PRODUCTS--1.60%
Procter & Gamble Co. (The)                                    5,000      321,350
                                                                      ----------
   TOTAL CONSUMER STAPLES--4.88%                                         983,117
                                                                      ----------

ENERGY--

ENERGY EQUIPMENT & SERVICES--3.01%
Baker Hughes Inc.                                             2,700      201,582
Schlumberger Ltd.                                             2,000      126,320
Transocean Inc. *                                             2,400      194,136
Weatherford International Ltd. *                              2,000       83,580
                                                                      ----------
                                                                         605,618

OIL & GAS--8.34%
Anadarko Petroleum Corp.                                      1,000   $   43,520
BP PLC ADR                                                    3,000      201,300
Chevron Corp.                                                 3,000      220,590
Exxon Mobil Corp.                                            10,000      766,300
Noble Corp.                                                   2,400      182,760
Royal Dutch Shell PLC ADR                                     3,780      267,586
                                                                      ----------
                                                                       1,682,056
                                                                      ----------
   TOTAL ENERGY--11.35%                                                2,287,674
                                                                      ----------

FINANCIALS--

COMMERCIAL BANKS--6.68%
Banc of America Corp.                                         3,000      160,170
PNC Financial Services Group, Inc.                            5,000      370,200
U.S. Bancorp                                                  6,000      217,140
Wachovia Corp.                                                6,948      395,689
Washington Mutual, Inc.                                       2,113       96,120
Wells Fargo & Co.                                             3,000      106,680
                                                                      ----------
                                                                       1,345,999

DIVERSIFIED FINANCIALS--4.01%
American Express Co.                                          1,000       60,670
Citigroup Inc.                                                3,000      167,100
Goldman Sachs Group, Inc. (The)                                 778      155,094
JPMorgan Chase & Co.                                          2,399      115,872
Merrill Lynch & Co., Inc.                                       700       65,170
Morgan Stanley                                                3,000      244,290
                                                                      ----------
                                                                         808,196

INSURANCE--5.03%
American International Group, Inc.                            4,911      351,922
Brown & Brown, Inc.                                           3,558      100,371
Hartford Financial Services Group, Inc. (The)                 2,800      261,268
Prudential Financial, Inc.                                    3,500      300,510
                                                                      ----------
                                                                       1,014,071
                                                                      ----------
   TOTAL FINANCIALS--15.72%                                            3,168,266
                                                                      ----------

HEALTH CARE--

BIOTECHNOLOGY--3.71%
Amgen Inc. *                                                  1,250       85,387
Celgene Corp. *                                               3,500      201,355
Genzyme Corp. *                                               2,000      123,160
Gilead Sciences, Inc. *                                       2,000      129,860
Given Imaging Ltd. *                                          8,000      154,800
PDL BioPharma Inc. *                                          2,700       54,378
                                                                      ----------
                                                                         748,940

COMMON STOCK

                                                             SHARES      VALUE

HEALTH CARE EQUIPMENT & SUPPLIES--2.22%
Advanced Medical Optics, Inc. *                                 925   $   32,560
Dade Behring Holdings Inc.                                    1,500       59,715
Hologic, Inc. *                                               3,700      174,936
Medtronic, Inc.                                               3,359      179,740
                                                                      ----------
                                                                         446,951

HEALTH CARE PROVIDERS & SERVICES--1.23%
DaVita, Inc. *                                                  850       48,348
STMicroelectronics N.V.                                       5,600      103,040
UnitedHealth Group Inc.                                       1,800       96,714
                                                                      ----------
                                                                         248,102

PHARMACEUTICALS--4.17%
Abbott Laboratories                                           2,200      107,162
Allergan, Inc.                                                  500       59,870
Eli Lilly and Co.                                             6,800      354,280
Endo Pharmaceuticals Holdings Inc. *                          2,100       57,918
Merck & Co. Inc.                                              6,003      261,731
                                                                      ----------
                                                                         840,961
                                                                      ----------
   TOTAL HEALTH CARE--11.33%                                           2,284,954
                                                                      ----------

INDUSTRIALS--

AEROSPACE & DEFENSE--4.60%
Boeing Co. (The)                                              2,637      234,271
Goodrich Corp.                                                5,481      249,660
Honeywell International Inc.                                  2,128       96,271
Rockwell Collins, Inc.                                        3,500      221,515
United Technologies Corp.                                     2,000      125,040
                                                                      ----------
                                                                         926,757

AIR FREIGHT & COURIERS--1.44%
FedEx Corp.                                                     800       86,896
United Parcel Service, Inc. (Class B)                         2,700      202,446
                                                                      ----------
                                                                         289,342

CONSTRUCTION & ENGINEERING--0.67%
Cemex SAB de CV ADR                                           4,000      135,320

INDUSTRIAL CONGLOMERATES--2.44%
3M Co.                                                        1,300      101,309
General Electric Co.                                          8,000      297,680
Tyco International Ltd.                                       3,100       94,240
                                                                      ----------
                                                                         493,229

MACHINERY--1.05%

Caterpillar Inc.                                              1,100       67,463
Danaher Corp.                                                 2,000      144,880
                                                                      ----------
                                                                         212,343
                                                                      ----------
   TOTAL INDUSTRIALS--10.20%                                           2,056,991
                                                                      ----------

INFORMATION TECHNOLOGY--

COMMUNICATIONS EQUIPMENT--4.54%
Arris Group Inc. *                                            4,250    $  53,168
Cisco Systems, Inc. *                                        12,900      352,557
Harris Corp.                                                  2,400      110,064
Motorola, Inc.                                                9,337      191,969
Nokia Oyj ADR                                                 5,557      112,918
QUALCOMM Inc.                                                 2,500       94,475
                                                                      ----------
                                                                         915,151

COMPUTERS & PERIPHERALS--1.97%
EMC Corp.                                                     4,626       61,063
Hewlett-Packard Co.                                           5,787      238,367
International Business Machines Corp.                         1,000       97,150
                                                                      ----------
                                                                         396,580

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.22%
Agilent Technologies, Inc. *                                  1,265       44,085

SEMICONDUCTOR EQUIPMENT & PRODUCTS--2.64%
Analog Devices, Inc.                                          2,154       70,802
Intel Corp.                                                  10,000      202,500
KLA-Tencor Corp.                                              1,743       86,714
Linear Technology Corp.                                       2,222       67,371
Marvell Technology Group Ltd. *                               2,650       50,854
Maxim Integrated Products, Inc.                               1,743       53,371
                                                                      ----------
                                                                         531,612

SOFTWARE--2.52%
Electronic Arts Inc. *                                        1,700       85,612
Intuit Inc. *                                                 3,490      106,480
Microsoft Corp.                                               5,000      149,300
Oracle Corp. *                                                9,789      167,783
                                                                      ----------
                                                                         509,175
                                                                      ----------
   TOTAL INFORMATION TECHNOLOGY--11.89%                                2,396,603
                                                                      ----------

MATERIALS--

CHEMICALS--1.47%
Dow Chemical Co. (The)                                        1,400       55,916
PPG Industries, Inc.                                          3,622      232,569
Tronox Inc. (Class B)                                           437        6,900
                                                                      ----------
                                                                         295,385

CONTAINERS & PACKAGING--0.64%
Sealed Air Corp.                                              2,000      129,840
                                                                      ----------
   TOTAL MATERIALS--2.11%                                                425,225
                                                                      ----------

COMMON STOCK

                                                           SHARES       VALUE

TELECOMMUNICATION SERVICES--

DIVERSIFIED TELECOMMUNICATION SERVICES--1.55%
Sprint Nextel Corp.                                          6,533   $   123,408
Verizon Communications Inc.                                  5,056       188,285
                                                                     -----------
                                                                         311,693
                                                                     -----------
   TOTAL TELECOMMUNICATION SERVICES--1.55%                               311,693
                                                                     -----------

UTILITIES--

ELECTRIC UTILITIES--1.43%
Ameren Corp.                                                 1,778        95,532
Dominion Resources, Inc.                                       750        62,880
Exelon Corp.                                                 1,334        82,561
Wisconsin Energy Corp.                                       1,000        47,460
                                                                     -----------
                                                                         288,433

GAS UTILITIES--1.40%
El Paso Corp.                                                9,481       144,870
Kinder Morgan, Inc.                                            778        82,274
Sempra Energy                                                1,000        55,970
                                                                     -----------
                                                                         283,114
                                                                     -----------
   TOTAL UTILITIES--2.83%                                                571,547
                                                                     -----------

EXCHANGE TRADED FUNDS--7.80%
Nasdaq-100 Trust, Series 1                                  20,450       882,622
SPDR Trust Series 1                                          4,875       690,885
                                                                     -----------
                                                                       1,573,507
                                                                     -----------
   TOTAL EXCHANGE TRADED FUNDS--7.80%                                  1,573,507
                                                                     -----------
   TOTAL COMMON STOCK--88.64%
      (Cost $15,259,988)                                              17,869,624
                                                                     -----------

COMMERCIAL PAPER

                                                            FACE
                                                           AMOUNT

CONSUMER DISCRETIONARY--

MEDIA--4.58%
New York Times, 5.33%, 01/02/07                           $924,000   $   923,589
                                                                     -----------
   TOTAL CONSUMER DISCRETIONARY--4.58%                                   923,589
                                                                     -----------

CONSUMER STAPLES--

FOOD PRODUCTS--4.77%
Kraft Foods Inc., 5.32%, 01/04/07                          962,000       961,289
                                                                     -----------
   TOTAL CONSUMER STAPLES--4.77%                                         961,289
                                                                     -----------

UTILITIES--

ELECTRIC UTILITIES--1.96%
Wisconsin Electric Power Co., 5.33%, 01/03/07             $395,000   $   394,766
                                                                     -----------

   TOTAL UTILITIES--1.96%                                                394,766
                                                                     -----------

   TOTAL COMMERCIAL PAPER--11.31%
      (Cost $2,279,644)                                                2,279,644
                                                                     -----------

   TOTAL INVESTMENTS--99.95%
      (Cost $17,539,632)                                              20,149,268
   CASH AND OTHER ASSETS, LESS LIABILITIES--0.05%                         10,860
                                                                     -----------
   NET ASSETS--100.00%                                               $20,160,128
                                                                     ===========

*--Non-income producing security

ABBREVIATIONS

ADR--American Depositary Receipt

SPDR--Standard & Poor's Depositary Receipt

                                     [CHART]

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

Consumer Discretionary       13.57%
Consumer Staples              9.65%
Energy                       11.35%
Financials                   15.72%
Health Care                  11.34%
Industrials                  10.21%
Information Technology       11.89%
Materials                     2.11%
Miscellaneous                 7.81%
Telecommunication Services    1.55%
Utilities                     4.80%

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2006

GROWTH PORTFOLIO

ASSETS
Investments in securities, at value (Cost $17,539,632)             $ 20,149,268
Cash and cash equivalents                                                 1,697
Prepaid expenses                                                          4,503
Receivable for:
   Dividends                                                             22,109
   Capital stock sold                                                       399
   Expense reimbursement                                                  3,912
                                                                   ------------
      TOTAL ASSETS                                                   20,181,888
                                                                   ------------
LIABILITIES
Payable to investment adviser for fund expenses                           4,281
Accrued:
   Investment advisory fees                                               8,019
   Administrative service fees                                            4,010
Other liabilities                                                         5,450
                                                                   ------------
      TOTAL LIABILITIES                                                  21,760
                                                                   ------------
      NET ASSETS                                                   $ 20,160,128
                                                                   ============
The components of net assets:
   Capital paid-in                                                 $ 17,550,492
   Net unrealized appreciation of investments                         2,609,636
                                                                   ------------
      NET ASSETS                                                   $ 20,160,128
                                                                   ============
SHARES OUTSTANDING ($.01 par value per share)                        11,958,666
                                                                   ============
NET ASSET VALUE PER SHARE                                          $       1.69
                                                                   ============
Shares authorized                                                   115,000,000

STATEMENT OF OPERATIONS  Year Ended December 31, 2006

GROWTH PORTFOLIO

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $2,014)                    $  293,014
Interest                                                                 94,710
                                                                     ----------
      TOTAL INVESTMENT INCOME                                           387,724
                                                                     ----------
EXPENSES
Investment advisory fees                                                 94,932
Administrative service fees                                              47,466
Professional fees                                                        10,438
Custody and transaction fees                                             15,662
Directors' fees and expenses                                              2,866
Compliance expenses                                                       3,118
Registration fees                                                           740
Insurance expenses                                                        7,322
                                                                     ----------
      TOTAL EXPENSES                                                    182,544
      LESS EXPENSES REIMBURSED                                          (17,356)
                                                                     ----------
      NET EXPENSES                                                      165,188
                                                                     ----------
INVESTMENT INCOME--NET                                                  222,536
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments                                   2,425,838
   Change in unrealized depreciation of investments                    (354,110)
                                                                     ----------
NET GAIN ON INVESTMENTS                                               2,071,728
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $2,294,264
                                                                     ==========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

GROWTH PORTFOLIO

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                          -------------------------
                                                              2006          2005
                                                          -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income--net                                 $   222,536   $   210,979
   Net realized gain on investments                         2,425,838     1,490,279
   Change in unrealized appreciation                         (354,110)   (1,133,254)
                                                          -----------   -----------
   Net increase in net assets resulting from operations     2,294,264       568,004
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                                    (222,536)     (210,985)
   Capital gains                                             (751,070)           --
                                                          -----------   -----------
   Total distributions to shareholders                       (973,606)     (210,985)
CAPITAL SHARE TRANSACTIONS--Net                               340,445      (374,782)
                                                          -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     1,661,103       (17,763)
NET ASSETS
   Beginning of year                                       18,499,025    18,516,788
                                                          -----------   -----------
   End of year                                            $20,160,128   $18,499,025
                                                          ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

GROWTH PORTFOLIO

                                                                             YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------
                                                                   2006      2005      2004      2003      2002
                                                                 -------   -------   -------   -------   -------
Net asset value, beginning of year                               $  1.57   $  1.54   $  1.45   $  1.15   $  1.60
Income from investment operations
   Investment income--net                                           0.02      0.02      0.02      0.01      0.01
   Net realized and unrealized gain (loss) on investments           0.19      0.03      0.09      0.30     (0.45)
                                                                 -------   -------   -------   -------   -------
      Total from investment operations                              0.21      0.05      0.11      0.31     (0.44)
Less distributions
   Investment income--net                                          (0.02)    (0.02)    (0.02)    (0.01)    (0.01)
   Capital gains                                                   (0.07)     0.00      0.00      0.00      0.00
                                                                 -------   -------   -------   -------   -------
      Total distributions                                          (0.09)    (0.02)    (0.02)    (0.01)    (0.01)
                                                                 -------   -------   -------   -------   -------
Net asset value, end of year                                     $  1.69   $  1.57   $  1.54   $  1.45   $  1.15
                                                                 =======   =======   =======   =======   =======
Total return                                                       13.09%     3.13%     7.45%    27.07%   (27.61)%
                                                                 =======   =======   =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $20,160   $18,499   $18,517   $16,699   $13,099
Ratio of expenses with reimbursement to average net assets (1)      0.87%     0.87%     0.87%     0.87%     0.87%
Ratio of expenses without reimbursement to average net assets       0.96%     0.96%     0.90%     0.93%     0.94%
Ratio of net investment income to average net assets                1.17%     1.16%     1.24%     0.90%     0.62%
Portfolio turnover rate                                            93.06%    34.92%     1.23%    30.15%   108.13%

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.87% on the Growth Portfolio until April 30, 2008.

See notes to financial statements.

AMERICAN NATIONAL EQUITY INCOME PORTFOLIO

MANAGER DISCUSSION

The Equity Income Portfolio's investment objective continues to be current income and long-term capital appreciation. In selecting common and preferred stocks, the Portfolio focuses primarily on well-established companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. The Portfolio's goal is to maintain a dividend yield (before fees and expenses) greater than that of the S&P 500 Index.

In 2006, the Portfolio produced a total return of +18.3%, after portfolio expenses, but before product specific charges. Over that same time frame, the Portfolio's benchmark, the Lipper Equity Income Index, returned +18.4%. The Portfolio has continued to meet the goal of maintaining a dividend yield greater than that of the market, as represented by the Standard & Poor's 500 stock market index. The current dividend yield on the Portfolio is 3.5% (before expenses) versus 1.7% for the S&P 500.

All ten S&P sectors had positive returns for the year. The three best-performing sectors were Telecommunication Services (+36.8%), Energy (+24.2%) and Utilities (+21.0%). The Health Care (+7.5%) and Information Technology (+8.4%) sectors were the laggards. Likewise, the Portfolio's strongest performing sectors were Telecommunication Services (+35.88%), Energy (+27.37%) and Utilities (+21.99%). Merger and acquisition activity in the Telecommunications Services sector provided a strong boost to performance. The Energy and Utilities sectors benefited from rising commodities prices, which were passed on to consumers allowing for strong earnings growth for most companies in the sectors. Stock selectivity in the Consumer Staples, Health Care and Energy sectors boosted performance, while selectivity in the Information Technology, Industrials and Materials sectors hampered performance. The Portfolio's strongest performers were in the Telecommunication Services and Energy sectors and included companies such as Fairpoint Communications, Boardwalk Pipeline, and AT&T. Holdings which hampered performance included Startek (Information Technology) and Standard Register (Industrials).

The Financial Services sector continues to have the largest percentage weighting in the Portfolio due to the above average dividend yields paid by companies in the sector. These companies regularly increase their dividends, so it is likely that we will continue to overweight the sector. We expect to adhere to our conservative stock selection discipline of purchasing attractively valued equities for long-term appreciation potential while maintaining an above-market dividend yield.

U.S. equities remain in a bull market, driven by strong corporate earnings. However, fourth quarter earnings growth for the S&P 500 should slow significantly from 15% for the third quarter to about 8%. Earnings growth for energy producers will continue to decline as oil prices have dropped from $61 per barrel at year-end to slightly over $51 currently. This in turn will negatively affect S&P 500 earnings growth this year. Corporate profit margins seem likely to remain robust unless unit labor costs increase substantially. Consensus S&P 500 earnings expectations are for 5% growth this year versus 13% for 2006. The S&P 500's price/earnings multiple for 2007 is 16x compared to a historical average p/e of about 15x. Thus, we expect market gains this year to be driven by continued earnings growth rather than significant p/e expansion.

We believe the Portfolio is very well-positioned to provide an attractive return over the long-term for investors seeking current income and capital appreciation. Its well-diversified portfolio of companies expected to generate consistent earnings growth while continuing to provide an above-average dividend yield should make the Portfolio an attractive core holding for many investors.

Sincerely,

John S. Maidlow, CFA
Portfolio Manager, Equity Income Portfolio

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN EQUITY INCOME PORTFOLIO,
                   LIPPER EQUITY INCOME INDEX AND THE S&P 500

                                    [CHART]

AVERAGE ANNUAL RETURNS

1 YEAR    18.30%
5 YEAR     7.21%
10 YEAR    8.80%

              LIPPER
              EQUITY               EQUITY
              INCOME               INCOME
              INDEX    S&P 500   PORTFOLIO
  1/1/97     $10,000   $10,000    $10,000
12/31/97     $12,716   $13,336    $12,241
12/31/98     $14,213   $17,147    $13,857
12/31/99     $14,808   $20,756    $15,883
12/31/00     $15,914   $18,866    $18,206
12/31/01     $15,086   $16,624    $16,303
12/31/02     $12,607   $12,950    $14,302
12/31/03     $15,862   $16,665    $17,459
12/31/04     $17,928   $18,477    $19,205
12/31/05     $18,968   $19,381    $19,643
12/31/06     $22,459   $22,444    $23,238

S&P 500
EQUITY INCOME PORTFOLIO
LIPPER EQUITY INCOME INDEX

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Equity Income Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolio's shares are available exclusively as a funding vehicle for American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2006

EQUITY INCOME PORTFOLIO

COMMON STOCK

                                                             SHARES      VALUE

CONSUMER DISCRETIONARY--

HOTELS, RESTAURANTS & LEISURE--0.56%
McDonald's Corp.                                              3,100   $  137,423

HOUSEHOLD DURABLES--1.71%
Newell Rubbermaid Inc.                                        3,969      114,903
Stanley Works (The)                                           3,531      177,574
Tupperware Brands Corp.                                       5,517      124,739
                                                                      ----------
                                                                         417,216

SPECIALTY RETAIL--1.15%
Limited Brands, Inc.                                          7,057      204,230
TJX Companies, Inc. (The)                                     2,725       77,608
                                                                      ----------
                                                                         281,838
                                                                      ----------
   TOTAL CONSUMER DISCRETIONARY--3.42%                                   836,477
                                                                      ----------
CONSUMER STAPLES--

BEVERAGES--1.93%
Coca-Cola Co. (The)                                           4,965      239,561
PepsiCo, Inc.                                                 3,700      231,435
                                                                      ----------
                                                                         470,996

FOOD PRODUCTS--3.04%
Bunge Limited                                                 2,000      145,020
ConAgra Foods, Inc.                                           8,000      216,000
H.J. Heinz Co.                                                3,641      163,881
McCormick & Co., Inc.                                         3,420      131,875
Sensient Technologies Corp.                                   3,533       86,912
                                                                      ----------
                                                                         743,688

FOOD & DRUG RETAILING--1.88%
SUPERVALU INC.                                                3,800      135,850
Wal-Mart Stores, Inc.                                         7,000      323,260
                                                                      ----------
                                                                         459,110

HOUSEHOLD PRODUCTS--1.68%
Kimberly-Clark Corp.                                          2,537      172,389
Procter & Gamble Co. (The)                                    3,701      237,863
                                                                      ----------
                                                                         410,252

PERSONAL PRODUCTS--1.25%
Alberto-Culver Co.                                            2,200       47,190
Avon Products, Inc.                                           3,725      123,074
Colgate-Palmolive Co.                                         1,800      117,432
Sally Beauty Holdings, Inc. *                                 2,200       17,160
                                                                      ----------
                                                                         304,856

TOBACCO--1.26%
Altria Group, Inc.                                            1,000       85,820
Reynolds American Inc.                                        3,400      222,598
                                                                      ----------
                                                                         308,418
                                                                      ----------
   TOTAL CONSUMER STAPLES--11.04%                                      2,697,320
                                                                      ----------

ENERGY--

ENERGY EQUIPMENT & SERVICES--2.61%
Boardwalk Pipeline Partners, LP                               8,500   $  261,970
Schlumberger Ltd.                                             3,300      208,428
Weatherford International Ltd. *                              4,000      167,160
                                                                      ----------
                                                                         637,558

OIL & GAS--10.08%
Anadarko Petroleum Corp.                                      6,086      264,863
BP PLC ADR                                                    3,310      222,101
Chevron Corp.                                                 7,003      514,930
Enterprise Products Partners L.P.                             2,096       60,742
Exxon Mobil Corp.                                            10,500      804,615
Natural Resource Partners L.P.                                4,000      231,800
Plains All American Pipeline, L.P.                            2,400      122,880
Royal Dutch Shell PLC ADR                                     3,419      242,031
                                                                      ----------
                                                                       2,463,962
                                                                      ----------
   TOTAL ENERGY--12.69%                                                3,101,520
                                                                      ----------
FINANCIALS--

COMMERCIAL BANKS--13.38%
Bank of America Corp.                                         9,928      530,056
Comerica Inc.                                                 4,000      234,720
Fifth Third Bancorp                                           5,800      237,394
First Horizon National Corp.                                  5,800      242,324
IndyMac Bancorp, Inc.                                         2,900      130,964
KeyCorp                                                       3,311      125,917
National City Corp.                                           6,500      237,640
PNC Financial Services Group, Inc.                            4,400      325,776
Regions Financial Corp.                                       3,433      128,394
TrustCo Bank Corp. NY                                        18,200      202,384
U.S. Bancorp                                                 11,000      398,090
Washington Mutual, Inc.                                       2,648      120,458
Wells Fargo & Co.                                            10,000      355,600
                                                                      ----------
                                                                       3,269,717

DIVERSIFIED FINANCIALS--8.26%
Allied Capital Corp.                                          4,085      133,498
Citigroup Inc.                                               12,000      668,400
Colonial Properties Trust                                     2,350      110,168
JPMorgan Chase & Co.                                          6,500      313,950
New York Community Bancorp, Inc.                             13,400      215,740
Principal Financial Group, Inc.                               3,529      207,152
Weingarten Realty Investors                                   8,000      368,880
                                                                      ----------
                                                                       2,017,788

INSURANCE--2.37%
Allstate Corp. (The)                                          2,427      158,022
Prudential Financial, Inc.                                    2,150      184,599
St. Paul Travelers Companies, Inc. (The)                      4,393      235,860
                                                                      ----------
                                                                         578,481

COMMON STOCK

                                                             SHARES      VALUE

REAL ESTATE--5.79%
BRE Properties, Inc.                                          1,750   $  113,785
Duke Realty Corp.                                             2,650      108,385
General Growth Properties, Inc.                               2,050      107,072
Health Care Property Investors, Inc.                          9,400      346,108
Hospitality Properties Trust                                  2,500      118,825
Mack-Cali Realty Corp.                                        5,000      255,000
National Retail Properties Inc.                               4,950      113,603
Plum Creek Timber Co., Inc.                                   6,300      251,055
                                                                      ----------
                                                                       1,413,833
                                                                      ----------
   TOTAL FINANCIALS--29.80%                                            7,279,819
                                                                      ----------
HEALTH CARE--

BIOTECHNOLOGY--0.49%
Genzyme Corp. *                                                 950       58,501
Gilead Sciences, Inc. *                                         950       61,683
                                                                      ----------
                                                                         120,184
HEALTH CARE EQUIPMENT & SUPPLIES--0.16%
Advanced Medical Optics, Inc. *                               1,125       39,600
HEALTH CARE PROVIDERS & SERVICES--1.13%
DaVita, Inc. *                                                1,025       58,302
LTC Properties, Inc.                                          8,000      218,480
                                                                      ----------
                                                                         276,782
PHARMACEUTICALS--7.48%
Abbott Laboratories                                           4,800      233,808
Eli Lilly and Co.                                             4,150      216,215
Johnson & Johnson                                             7,000      462,140
Merck & Co. Inc.                                              5,847      254,929
Pfizer Inc.                                                  16,481      426,858
Wyeth                                                         4,575      232,959
                                                                      ----------
                                                                       1,826,909
                                                                      ----------
   TOTAL HEALTH CARE--9.26%                                            2,263,475
                                                                      ----------
INDUSTRIALS--

AEROSPACE & DEFENSE--0.79%
United Technologies Corp.                                     3,100      193,812
COMMERCIAL SERVICES & SUPPLIES--2.37%
Deluxe Corp.                                                  4,600      115,920
ServiceMaster Co. (The)                                       9,600      125,856
Sovran Self Storage, Inc.                                     4,400      252,032
Standard Register Co. (The)                                   7,000       84,000
                                                                      ----------
                                                                         577,808
INDUSTRIAL CONGLOMERATES--4.31%
3M Co.                                                        1,986      154,769
General Electric Co.                                         20,956      779,773
Tyco International Ltd.                                       3,900      118,560
                                                                      ----------
                                                                       1,053,102
ROAD & RAIL--0.47%
Burlington Northern Santa Fe Corp.                            1,550   $  114,405
                                                                      ----------
   TOTAL INDUSTRIALS--7.94%                                            1,939,127
                                                                      ----------
INFORMATION TECHNOLOGY--

COMMUNICATIONS EQUIPMENT--0.65%
Harris Corp.                                                  2,700      123,822
Nokia Oyj ADR                                                 1,700       34,544
                                                                      ----------
                                                                         158,366
INTERNET SOFTWARE & SERVICES--0.64%
StarTek, Inc.                                                11,600      157,064
SEMICONDUCTOR EQUIPMENT & PRODUCTS--0.46%
Intel Corp.                                                   5,575      112,894
SOFTWARE--0.48%
Microsoft Corp.                                               3,925      117,201
                                                                      ----------
   TOTAL INFORMATION TECHNOLOGY--2.23%                                   545,525
                                                                      ----------
MATERIALS--

CHEMICALS--1.24%
Dow Chemical Co. (The)                                        3,088      123,335
E. I. du Pont de Nemours and Co.                              2,096      102,096
PPG Industries, Inc.                                          1,215       78,015
                                                                      ----------
                                                                         303,446
METALS & MINING--0.42%
Alcoa Inc.                                                    3,420      102,634
PAPER & FOREST PRODUCTS--1.32%
International Paper Co.                                       1,600       54,560
Potlatch Corp.                                                6,100      267,302
                                                                      ----------
                                                                         321,862
                                                                      ----------
   TOTAL MATERIALS--2.98%                                                727,942
                                                                      ----------
TELECOMMUNICATION SERVICES--

DIVERSIFIED TELECOMMUNICATION SERVICES--6.41%
AT&T Inc.                                                     4,743      169,562
ALLTEL Corp.                                                  1,875      113,400
Citizens Communications Co.                                  34,000      488,580
FairPoint Communications, Inc.                               16,100      305,095
Verizon Communications Inc.                                   9,969      371,246
Windstream Corp.                                              8,225      116,959
                                                                      ----------
                                                                       1,564,842
                                                                      ----------
   TOTAL TELECOMMUNICATION SERVICES--6.41%                             1,564,842
                                                                      ----------

COMMON STOCK

                                                           SHARES       VALUE

UTILITIES--

ELECTRIC UTILITIES--6.88%
Ameren Corp.                                                 3,088   $   165,918
Consolidated Edison, Inc.                                    4,900       235,543
DTE Energy Co.                                               5,200       251,732
Duke Energy Corp.                                            8,100       269,001
Entergy Corp.                                                  800        73,856
Pinnacle West Capital Corp.                                  5,400       273,456
Progress Energy, Inc.                                        5,200       255,216
Southern Co.                                                 1,875        69,113
Xcel Energy, Inc.                                            3,800        87,628
                                                                     -----------
                                                                       1,681,463
GAS UTILITIES--3.26%
NiSource Inc.                                               10,900       262,690
Nicor Inc.                                                   5,500       257,400
Peoples Energy Corp.                                         6,200       276,334
                                                                     -----------
                                                                         796,424
                                                                     -----------
   TOTAL UTILITIES--10.14%                                             2,477,887
                                                                     -----------
   TOTAL COMMON STOCK--95.91%
      (Cost $19,506,584)                                              23,433,934
                                                                     -----------
COMMERCIAL PAPER                                            FACE
                                                           AMOUNT
FINANCIALS--

DIVERSIFIED FINANCIALS--3.89%
UBS Finance, 5.27%, 01/02/07                              $950,000   $   949,583
                                                                     -----------
   TOTAL FINANCIALS--3.89%                                               949,583
                                                                     -----------
   TOTAL COMMERCIAL PAPER--3.89%
      (Cost $949,583)                                                    949,583
                                                                     -----------
   TOTAL INVESTMENTS--99.80%
      (Cost $20,456,167)                                              24,383,517
CASH AND OTHER ASSETS, LESS LIABILITIES--0.20%                            49,164
                                                                     -----------
   NET ASSETS--100.00%                                               $24,432,681
                                                                     ===========

*--Non-income producing security

ABBREVIATIONS

ADR--American Depositary Receipt

                                     [CHART]

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

Consumer Discretionary        3.43%
Consumer Staples             11.06%
Energy                       12.72%
Financials                   33.75%
Health Care                   9.28%
Industrials                   7.95%
Information Technology        2.24%
Materials                     2.99%
Telecommunication Services    6.42%
Utilities                    10.16%

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2006

EQUITY INCOME PORTFOLIO

ASSETS
Investments in securities, at value (Cost $20,456,167)              $ 24,383,517
Cash and cash equivalents                                                  3,319
Prepaid expenses                                                           5,342
Receivable for:
   Dividends                                                              55,978
   Capital stock sold                                                      4,040
   Expense reimbursement                                                   4,857
                                                                    ------------
      TOTAL ASSETS                                                    24,457,053
                                                                    ------------

LIABILITIES
Payable to investment adviser for fund expenses                            4,432
Accrued:
   Investment advisory fees                                                9,644
   Administrative service fees                                             4,822
Other liabilities                                                          5,474
                                                                    ------------
      TOTAL LIABILITIES                                                   24,372
                                                                    ------------
      NET ASSETS                                                    $ 24,432,681
                                                                    ============

The components of net assets:
   Capital paid-in                                                  $ 20,505,331
   Net unrealized appreciation of investments                          3,927,350
                                                                    ------------
      NET ASSETS                                                    $ 24,432,681
                                                                    ============
SHARES OUTSTANDING ($.01 par value per share)                         13,603,580
                                                                    ============
NET ASSET VALUE PER SHARE                                           $       1.80
                                                                    ============
Shares authorized                                                    120,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2006

EQUITY INCOME PORTFOLIO

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $1,470)                    $  855,455
Interest                                                                 66,195
                                                                     ----------
      TOTAL INVESTMENT INCOME                                           921,650
                                                                     ----------
EXPENSES
Investment advisory fees                                                114,512
Administrative service fees                                              57,256
Professional fees                                                        10,438
Custody and transaction fees                                             14,152
Directors' fees and expenses                                              2,866
Compliance expenses                                                       3,728
Registration fees                                                           740
Insurance expenses                                                        8,950
                                                                     ----------
      TOTAL EXPENSES                                                    212,642
      LESS EXPENSES REIMBURSED                                          (31,614)
                                                                     ----------
      NET EXPENSES                                                      181,028
                                                                     ----------
INVESTMENT INCOME--NET                                                  740,622
                                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                   1,699,674
   Change in unrealized appreciation of investments                   1,437,345
                                                                     ----------
NET GAIN ON INVESTMENTS                                               3,137,019
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $3,877,641
                                                                     ==========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

EQUITY INCOME PORTFOLIO

                                                       YEAR ENDED DECEMBER 31,
                                                      -------------------------
                                                          2006          2005
                                                      -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Investment income--net                             $   740,622   $   372,849
   Net realized gain on investments                     1,699,674       834,769
   Change in unrealized appreciation
      (depreciation)                                    1,437,345      (661,359)
                                                      -----------   -----------
   Net increase in net assets resulting
      from operations                                   3,877,641       546,259
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                                (740,622)     (372,851)
   Capital gains                                       (1,699,632)     (520,851)
                                                      -----------   -----------
   Total distributions to shareholders                 (2,440,254)     (893,702)
CAPITAL SHARE TRANSACTIONS--Net                           309,232      (307,560)
                                                      -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 1,746,619      (655,003)
NET ASSETS
   Beginning of year                                   22,686,062    23,341,065
                                                      -----------   -----------
   End of year                                        $24,432,681   $22,686,062
                                                      ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

EQUITY INCOME PORTFOLIO

                                                                             YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------
                                                                   2006      2005      2004      2003      2002
                                                                 -------   -------   -------   -------   -------
Net asset value, beginning of year                               $  1.69   $  1.72   $  1.60   $  1.30   $  1.61
Income from investment operations
   Investment income--net                                           0.06      0.03      0.03      0.02      0.02
   Net realized and unrealized gain (loss) on investments           0.25      0.01      0.12      0.30     (0.25)
                                                                 -------   -------   -------   -------   -------
      Total from investment operations                              0.31      0.04      0.15      0.32     (0.23)
Less distributions
   Investment income--net                                          (0.06)    (0.03)    (0.03)    (0.02)    (0.02)
   Capital gains                                                   (0.14)    (0.04)     0.00      0.00     (0.06)
                                                                 -------   -------   -------   -------   -------
      Total distributions                                          (0.20)    (0.07)    (0.03)    (0.02)    (0.08)
                                                                 -------   -------   -------   -------   -------
Net asset value, end of year                                     $  1.80   $  1.69   $  1.72   $  1.60   $  1.30
                                                                 =======   =======   =======   =======   =======
Total return                                                       18.30%     2.28%     9.31%    24.73%   (14.14)%
                                                                 =======   =======   =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $24,433   $22,686   $23,341   $20,958   $17,183
Ratio of expenses with reimbursement to average net assets (1)      0.79%     0.79%     0.79%     0.79%     0.85%
Ratio of expenses without reimbursement to average net assets       0.93%     0.93%     0.87%     0.89%     0.91%
Ratio of net investment income to average net assets                3.23%     1.64%     1.79%     1.49%     1.41%
Portfolio turnover rate                                            54.68%    25.57%     5.33%    24.22%    32.23%

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.79% on the Equity Income Portfolio until April 30, 2008.

See notes to financial statements.

AMERICAN NATIONAL BALANCED PORTFOLIO

MANAGER DISCUSSION

The Balanced Portfolio continues to be positioned as the lowest risk portfolio in the Equity Portfolios group. The Portfolio's investment objectives are to conserve principal, produce current income and achieve long-term capital appreciation. The Portfolio seeks to accomplish these objectives with a balance of both growth and income through its well-diversified portfolio of stocks of primarily large-cap companies, U.S. Government agency and corporate fixed income securities, and money market instruments.

For 2006, the Portfolio produced a total return of +11.37%, after portfolio expenses, but before product specific charges. The total return of the Portfolio's benchmark, the Lipper Balanced Fund Index, was +11.6% for the year. As of December 31, the Portfolio's asset allocation was approximately 62% equities, 22% bonds and 16% cash equivalents. The equity portion of the Portfolio produced a total return (capital appreciation plus dividend income) of +16.86% while the bond portion returned +5.27% for the year. The broad equity market, as measured by the S&P 500, returned +13.62% for the twelve months and the Lehman Intermediate Government Credit Index returned +4.08%.

All ten S&P sectors had positive returns for the year. The three best-performing sectors were Telecommunication Services (+36.8%), Energy (+24.2%) and Utilities (+21.0%). The Health Care (+7.5%) and Information Technology (+8.4%) sectors were the laggards. The Portfolio's strongest performers were Energy (+26.12%), Consumer Discretionary (+21.99%) and Financials (+20.48%). The Energy sector benefited from rising oil and gas prices, which were passed on to consumers, allowing for strong earnings growth for most companies in the sector. Stock selectivity in the Health Care, Consumer Discretionary and Consumer Staples sectors boosted performance, while selectivity in the Telecommunication Services and Industrials sectors hampered performance. The Portfolio's strongest performers were in the Materials, Information Technology and Financials sectors and included companies such as Phelps Dodge, Cisco Systems, and Goldman Sachs Group. Holdings which hampered performance included Louisiana-Pacific (Materials) and Intel (Information Technology).

U.S. equities remain in a bull market, driven by strong corporate earnings. However, fourth quarter earnings growth for the S&P 500 should slow significantly from 15% for the third quarter to about 8%. Earnings growth for energy producers will continue to decline as oil prices have dropped from $61 per barrel at year-end to slightly over $51 currently. This in turn will negatively affect S&P 500 earnings growth this year. Corporate profit margins seem likely to remain robust unless unit labor costs increase substantially. Consensus S&P 500 earnings expectations are for 5% growth this year versus 13% for 2006. The S&P 500's price/earnings multiple for 2007 is 16x compared to a historical average P/E of about 15x. Thus, we expect market gains this year to be driven by continued earnings growth rather than significant P/E expansion.

In the summer of 2006, the Federal Reserve ended a series of 17 consecutive rate hikes that took the Fed Funds rate from a low of 1% in 2004 to 5.25% in June 2006. Between the June and August 2006 Fed meetings, the market faced mixed economic signals, and inflation fears related to rising energy and commodity prices seemed to spark a sell-off in the bond market. Long-term bond yields trended upward. However, when the Fed took no rate action in August, many market participants viewed it as a signal that the rate hike cycle was over. Bond prices began to rise, sending yields back downward. The yield curve is currently inverted, and we are defensively positioned with a higher than normal cash position that will be used to lengthen the portfolio when the yield curve begins to normalize and steepen.

We expect to continue our conservative stock selection discipline of purchasing attractively valued equities for long-term appreciation potential while maintaining a high-quality, well-diversified fixed income allocation. Thus, we believe the Portfolio will provide an attractive total return over the long-term for conservative investors seeking both capital appreciation and current income from a diversified portfolio of equities, fixed income, and money market instruments. This strategy should make the Balanced Portfolio an attractive core holding for many investors.

Sincerely


John S. Maidlow, CFA
Anne M. LeMire, CPA CFA
Co-Portfolio Managers, Balanced Portfolio

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BALANCED PORTFOLIO,
                   LIPPER BALANCED FUND INDEX AND THE S&P 500

                                     [CHART]

AVERAGE ANNUAL RETURNS

1 YEAR    11.37%
5 YEAR     5.86%
10 YEAR    7.05%

             LIPPER BALANCED FUND INDEX   S&P 500   BALANCED PORTFOLIO
  1/1/97               $10,000            $10,000         $10,000
12/31/97               $12,030            $13,336         $11,880
12/31/98               $13,845            $17,147         $13,490
12/31/99               $15,085            $20,756         $14,564
12/31/00               $15,447            $18,866         $15,468
12/31/01               $14,947            $16,624         $14,755
12/31/02               $13,349            $12,950         $13,995
12/31/03               $16,010            $16,665         $16,661
12/31/04               $17,449            $18,477         $17,667
12/31/05               $18,356            $19,381         $17,748
12/31/06               $20,485            $22,444         $19,766

S&P 500
LIPPER BALANCED FUND INDEX
BALANCED PORTFOLIO

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Balanced Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolio's shares are available exclusively as a funding vehicle for American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2006

BALANCED PORTFOLIO

COMMON STOCK

                                                             SHARES      VALUE

CONSUMER DISCRETIONARY--

AUTOMOBILES--0.29%
PACCAR Inc.                                                     750   $   48,675

HOTELS, RESTAURANTS & LEISURE--1.30%
Host Hotels & Resorts Inc.                                    1,164       28,576
McDonald's Corp.                                              1,325       58,737
Starwood Hotels & Resorts Worldwide, Inc.                     1,902      118,875
Wyndham Worldwide Corp. *                                       460       14,729
                                                                      ----------
                                                                         220,917
HOUSEHOLD DURABLES--0.81%
Newell Rubbermaid Inc.                                        1,897       54,918
Stanley Works (The)                                           1,661       83,532
                                                                      ----------
                                                                         138,450
MEDIA--1.85%
CBS Corp. (Class B)                                             891       27,781
Time Warner Inc.                                              4,041       88,013
Viacom Inc. (Class B) *                                         891       36,558
Walt Disney Co. (The)                                         4,750      162,782
                                                                      ----------
                                                                         315,134
MULTI-LINE RETAIL--1.00%
Kohl's Corp. *                                                  474       32,436
J.C. Penney Co., Inc.                                         1,068       82,620
Target Corp.                                                    950       54,197
                                                                      ----------
                                                                         169,253
SPECIALTY RETAIL--1.51%
Limited Brands, Inc.                                          3,803      110,059
Lowe's Companies, Inc.                                        2,852       88,840
TJX Companies, Inc. (The)                                     2,000       56,960
                                                                      ----------
                                                                         255,859
                                                                      ----------
   TOTAL CONSUMER DISCRETIONARY--6.76%                                 1,148,288
                                                                      ----------
CONSUMER STAPLES--

BEVERAGES--1.48%
Coca-Cola Co. (The)                                           2,732      131,819
International Flavors & Fragrances Inc.                         400       19,664
PepsiCo, Inc.                                                 1,600      100,080
                                                                      ----------
                                                                         251,563
FOOD PRODUCTS--1.85%
Bunge Limited                                                   850       61,634
H.J. Heinz Co.                                                1,307       58,828
McCormick & Co., Inc.                                         2,615      100,834
Sensient Technologies Corp.                                   3,800       93,480
                                                                      ----------
                                                                         314,776
FOOD & DRUG RETAILING--1.15%
SUPERVALU INC                                                 1,600   $   57,200
Wal-Mart Stores, Inc.                                         3,000      138,540
                                                                      ----------
                                                                         195,740
HOUSEHOLD PRODUCTS--1.23%
Kimberly-Clark Corp.                                          1,187       80,657
Procter & Gamble Co. (The)                                    2,000      128,540
                                                                      ----------
                                                                         209,197
PERSONAL PRODUCTS--0.77%
Alberto-Culver Co.                                              925       19,841
Avon Products, Inc.                                           1,600       52,864
Colgate-Palmolive Co.                                           775       50,561
Sally Beauty Holdings, Inc. *                                   925        7,215
                                                                      ----------
                                                                         130,481
                                                                      ----------
   TOTAL CONSUMER STAPLES--6.48%                                       1,101,757
                                                                      ----------
ENERGY--

ENERGY EQUIPMENT & SERVICES--0.85%
Schlumberger Ltd.                                             1,188       75,034
Weatherford International Ltd. *                              1,662       69,455
                                                                      ----------
                                                                         144,489
OIL & GAS--5.62%
Anadarko Petroleum Corp.                                      1,664       72,417
BP PLC ADR                                                    2,410      161,711
Chevron Corp.                                                 3,607      265,223
Exxon Mobil Corp.                                             5,938      455,029
                                                                      ----------
                                                                         954,380
                                                                      ----------
   TOTAL ENERGY--6.47%                                                 1,098,869
                                                                      ----------
FINANCIALS--

COMMERCIAL BANKS--4.89%
Bank of America Corp.                                         5,000      266,950
PNC Financial Services Group, Inc.                            2,850      211,014
U.S. Bancorp                                                  3,445      124,675
Wachovia Corp.                                                1,781      101,428
Wells Fargo & Co.                                             3,562      126,665
                                                                      ----------
                                                                         830,732
DIVERSIFIED FINANCIALS--5.11%
Citigroup Inc.                                                6,533      363,888
Federal Home Loan Mortgage Corp. Gtd.  Mtg. Cert.             1,901      129,078
Goldman Sachs Group, Inc. (The)                                 475       94,691
JPMorgan Chase & Co.                                          1,205       58,201
Morgan Stanley                                                2,732      222,467
                                                                      ----------
                                                                         868,325

COMMON STOCK

                                                             SHARES      VALUE

INSURANCE--3.19%
Allstate Corp. (The)                                            951   $   61,920
American International Group, Inc.                            2,587      185,384
Genworth Financial Inc. (Class A)                             2,800       95,788
Prudential Financial, Inc.                                    2,137      183,483
St. Paul Travelers Companies, Inc. (The)                        290       15,570
                                                                      ----------
                                                                         542,145

REAL ESTATE--0.11%
Realogy Corp. *                                                 575       17,434
                                                                      ----------
   TOTAL FINANCIALS--13.30%                                            2,258,636
                                                                      ----------

HEALTH CARE--

BIOTECHNOLOGY--0.54%
Amgen Inc. *                                                    600       40,986
Genzyme Corp. *                                                 400       24,632
Gilead Sciences, Inc. *                                         400       25,972
                                                                      ----------
                                                                          91,590

HEALTH CARE EQUIPMENT & SUPPLIES--1.06%
Advanced Medical Optics, Inc.*                                  475       16,720
Beckman Coulter, Inc.                                         1,070       63,986
Biomet, Inc.                                                  1,200       49,524
Zimmer Holdings, Inc. *                                         631       49,458
                                                                      ----------
                                                                         179,688

HEALTH CARE PROVIDERS & SERVICES--0.43%
DaVita, Inc. *                                                  425       24,174
Patterson Companies Inc. *                                    1,400       49,714
                                                                      ----------
                                                                          73,888

PHARMACEUTICALS--6.50%
Abbott Laboratories                                           2,150      104,726
Allergan, Inc.                                                  712       85,255
Endo Pharmaceuticals Holdings Inc. *                            900       24,822
Eli Lilly and Co.                                             1,925      100,293
Johnson & Johnson                                             4,395      290,158
Merck & Co. Inc.                                              2,615      114,014
Pfizer Inc.                                                  10,804      279,824
Wyeth                                                         2,050      104,386
                                                                      ----------
                                                                       1,103,478
                                                                      ----------
   TOTAL HEALTH CARE--8.53%                                            1,448,644
                                                                      ----------

INDUSTRIALS--

AEROSPACE & DEFENSE--0.95%
General Dynamics Corp.                                          600       44,610
Goodrich Corp.                                                  945       43,045
L-3 Communications Holdings, Inc.                               400       32,712
Northrop Grumman Corp.                                          600       40,620
                                                                      ----------
                                                                         160,987

AIR FREIGHT & COURIERS--0.27%
FedEx Corp.                                                     425   $   46,164

COMMERCIAL SERVICES & SUPPLIES--0.66%
Avis Budget Group, Inc.                                         230        4,989
Cintas Corp.                                                    900       35,739
R. R. Donnelley & Sons Co.                                    1,000       35,540
Equifax Inc.                                                    900       36,540
                                                                      ----------
                                                                         112,808

ELECTRICAL EQUIPMENT--0.32%
American Power Conversion Corp.                               1,800       55,062

INDUSTRIAL CONGLOMERATES--0.95%
General Electric Co.                                          2,950      109,769
Tyco International Ltd.                                       1,700       51,680
                                                                      ----------
                                                                         161,449

MACHINERY--2.08%
Caterpillar Inc.                                                500       30,665
Cummins Inc.                                                    300       35,454
Danaher Corp.                                                   634       45,927
Deere & Co.                                                     500       47,535
Dover Corp.                                                     800       39,216
Eaton Corp.                                                     500       37,570
Illinois Tool Works Inc.                                        950       43,880
Ingersoll-Rand Co. Ltd.                                         900       35,217
Parker Hannifin Corp.                                           500       38,440
                                                                      ----------
                                                                         353,904

ROAD & RAIL--0.31%
Burlington Northern Santa Fe Corp.                              700       51,667

TRADING COMPANIES & DISTRIBUTORS--0.21%
W.W. Grainger, Inc.                                             500       34,970

TRANSPORTATION INFRASTRUCTURE--0.24%
Ryder System, Inc.                                              800       40,848
                                                                      ----------
   TOTAL INDUSTRIALS--5.99%                                            1,017,859
                                                                      ----------

INFORMATION TECHNOLOGY--

COMMUNICATIONS EQUIPMENT--2.11%
Arris Group Inc. *                                            2,000       25,020
Cisco Systems, Inc. *                                         5,586      152,665
Harris Corp.                                                  1,200       55,032
Motorola, Inc.                                                3,092       63,572
Nokia Oyj ADR                                                 3,087       62,728
                                                                      ----------
                                                                         359,017

COMPUTERS & PERIPHERALS--2.45%
Dell Inc. *                                                   5,907      148,207
EMC Corp.                                                     8,194      108,161

COMMON STOCK

                                                            SHARES       VALUE

Electronics for Imaging Inc. *                               1,000   $    26,580
Hewlett-Packard Co.                                          3,210       132,220
                                                                     -----------
                                                                         415,168

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.16%
Agilent Technologies, Inc. *                                   800        27,880
IT CONSULTING & SERVICES--0.15%
Global Payments Inc.                                           550        25,465

SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.03%
Intel Corp.                                                  6,057       122,654
Linear Technology Corp.                                        593        17,980
Texas Instruments Inc.                                       1,188        34,214
                                                                     -----------
                                                                         174,848

SOFTWARE--2.70%
Electronic Arts Inc. *                                         714        35,957
Microsoft Corp.                                             11,282       336,881
Oracle Corp. *                                               4,988        85,494
                                                                     -----------
                                                                         458,332
                                                                     -----------
   TOTAL INFORMATION TECHNOLOGY--8.60%                                 1,460,710
                                                                     -----------

MATERIALS--

CHEMICALS--0.52%
Dow Chemical Co. (The)                                         707        28,238
Eastman Chemical Co.                                           300        17,793
PPG Industries, Inc.                                           413        26,519
Sigma-Aldrich Corp.                                            200        15,544
                                                                     -----------
                                                                          88,094

CONTAINERS & PACKAGING--0.07%
Ball Corp.                                                     300        13,080

METALS & MINING--0.42%
Nucor Corp.                                                    600        32,796
Phelps Dodge Corp.                                             200        23,944
United States Steel Corp.                                      200        14,628
                                                                     -----------
                                                                          71,368

PAPER & FOREST PRODUCTS--0.29%
International Paper Co.                                        675        23,017
Louisiana-Pacific Corp.                                        500        10,765
MeadWestvaco Corp.                                             500        15,030
                                                                     -----------
                                                                          48,812
                                                                     -----------
   TOTAL MATERIALS--1.30%                                                221,354
                                                                     -----------

TELECOMMUNICATION SERVICES--

DIVERSIFIED TELECOMMUNICATION SERVICES--1.59%
ALLTEL Corp.                                                 1,069   $    64,653
Sprint Nextel Corp.                                          4,842        91,465
Verizon Communications Inc.                                  1,634        60,850
Windstream Corp.                                             3,675        52,259
                                                                     -----------
                                                                         269,227

WIRELESS TELECOMMUNICATION SERVICES--0.39%
Vodafone Group PLC ADR                                       2,392        66,450
                                                                     -----------
   TOTAL TELECOMMUNICATION SERVICES--1.98%                               335,677
                                                                     -----------

UTILITIES--

ELECTRIC UTILITIES--2.46%
Ameren Corp.                                                 1,782        95,747
CenterPoint Energy, Inc.                                     2,727        45,214
Constellation Energy Group                                   2,614       180,026
Exelon Corp.                                                   592        36,639
Southern Co.                                                   712        26,244
Wisconsin Energy Corp.                                         714        33,886
                                                                     -----------
                                                                         417,756
                                                                     -----------
   TOTAL UTILITIES--2.46%                                                417,756
                                                                     -----------
      TOTAL COMMON STOCK--61.87%
         (Cost $8,521,410)                                            10,509,550
                                                                     -----------

BONDS AND NOTES

                                                            FACE
                                                           AMOUNT

CONSUMER DISCRETIONARY--

AUTO COMPONENTS--0.60%
TRW Inc., 6.30%, 05/15/08                                 $100,000   $   100,947
AUTOMOBILES--0.70%
DaimlerChrysler NA Hldg, 7.20%, 09/01/09                   115,000       119,296
                                                                     -----------
   TOTAL CONSUMER DISCRETIONARY--1.30%                                   220,243
                                                                     -----------

CONSUMER STAPLES--

PERSONAL PRODUCTS--1.85%
Avon Products, Inc., 7.15%, 11/15/09                       300,000       314,062
                                                                     -----------
   TOTAL CONSUMER STAPLES--1.85%                                         314,062
                                                                     -----------

FINANCIALS--

COMMERCIAL BANKS--1.42%
Washington Mutual Inc., 4.20%, 01/15/10                    250,000       242,076

DIVERSIFIED FINANCIALS--3.25%
General Electric Capital Co., 3.75%, 12/15/09              200,000       192,506

COMMON STOCK

                                                            FACE
                                                           AMOUNT       VALUE

HSBC Finance Corp., 5.875%, 02/01/09                      $250,000   $   253,586
Weingarten Realty Investors, 7.35%, 07/20/09               100,000       105,334
                                                                     -----------
                                                                         551,426
                                                                     -----------
   TOTAL FINANCIALS--4.67%                                               793,502
                                                                     -----------
INDUSTRIALS--

TRANSPORTATION INFRASTRUCTURE--1.16%
Hertz Corp., 7.40%, 03/01/11                               200,000       197,000
                                                                     -----------
   TOTAL INDUSTRIALS--1.16%                                              197,000
                                                                     -----------
TELECOMMUNICATION SERVICES--

DIVERSIFIED TELECOMMUNICATION SERVICES--0.80%
GTE Southwest Inc., 6.23%, 01/01/07 (a)                    137,000       137,000
                                                                     -----------
   TOTAL TELECOMMUNICATION SERVICES--0.80%                               137,000
                                                                     -----------
U S GOVERNMENT AGENCY SECURITIES--

U S GOVERNMENT AGENCIES--12.53%
Federal Farm Credit Bank, 4.15%, 11/30/09                  200,000       195,063
Federal Home Loan Bank,  2.45%, 03/23/07 (a)               400,000       397,612
Federal Home Loan Bank, 4.40%, 12/28/09                    350,000       343,253
Federal Home Loan Mortgage Corp., 5.27%, 10/12/10          700,000       693,367
Federal Home Loan Mortgage Corp.,
   Pool # 360100, 9.00%, 04/01/20                            1,553         1,668
Federal National Mortgage Assoc.,  4.75%, 08/25/08         500,000       497,461
                                                                     -----------
                                                                       2,128,424
                                                                     -----------
   TOTAL U S GOVERNMENT AGENCY SECURITIES--12.53%                      2,128,424
                                                                     -----------
   TOTAL BONDS AND NOTES--22.31%
      (Cost $3,812,130)                                                3,790,231
                                                                     -----------
COMMERCIAL PAPER

CONSUMER DISCRETIONARY--

MEDIA--4.15%
New York Times, 5.37%, 01/05/07                            705,000       704,369
                                                                     -----------
   TOTAL CONSUMER DISCRETIONARY--4.15%                                   704,369
                                                                     -----------

CONSUMER STAPLES--

FOOD PRODUCTS--4.88%
Kraft Foods Inc., 5.36%, 01/04/07                          830,000       829,382
                                                                     -----------
   TOTAL CONSUMER STAPLES--4.88%                                         829,382
                                                                     -----------

UTILITIES--

ELECTRIC UTILITIES--2.53%
Hawaiian Electric Co., 5.40%, 01/02/07                     430,000       429,806
GAS UTILITIES--3.83%
Wisconsin Gas Co., 5.33%, 01/03/07                        $650,000   $   649,615
                                                                     -----------
   TOTAL UTILITIES--6.36%                                              1,079,421
                                                                     -----------

   TOTAL COMMERCIAL PAPER--15.39%
      (Cost $2,613,172)                                                2,613,172
                                                                     -----------

   TOTAL INVESTMENTS--99.57%
      (Cost $14,946,712)                                              16,912,953

   CASH AND OTHER ASSETS, LESS LIABILITIES--0.43%                         73,109
                                                                     -----------
   NET ASSETS--100.00%                                               $16,986,062
                                                                     ===========

*--Non-income producing securities

ABBREVIATIONS

ADR--American Depositary Receipt

NOTE TO SCHEDULE OF INVESTMENTS

(a) Long term obligations that will mature in less than one year.

                                     [CHART]

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

Consumer Discretionary       12.26%
Consumer Staples             13.27%
Energy                        6.50%
Financials                   18.05%
Health Care                   8.57%
Industrials                   7.18%
Information Technology        8.64%
Materials                     1.31%
Telecommunication Services    2.79%
U S Government               12.58%
Utilities                     8.85%

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006

BALANCED PORTFOLIO

ASSETS
Investments in securities, at value (Cost $14,946,712)             $ 16,912,953
Cash and cash equivalents                                                 4,391
Prepaid expenses                                                          3,550
Receivable for:
   Investment securities sold                                                26
   Dividends                                                             15,850
   Capital stock sold                                                    15,482
   Interest                                                              48,331
   Expense reimbursement                                                  4,878
                                                                   ------------
      TOTAL ASSETS                                                   17,005,461
                                                                   ------------
LIABILITIES
Payable to investment adviser for fund expenses                           4,091
Accrued:
   Investment advisory fees                                               6,568
   Administrative service fees                                            3,284
Other liabilities                                                         5,456
                                                                   ------------
      TOTAL LIABILITIES                                                  19,399
                                                                   ------------
      NET ASSETS                                                   $ 16,986,062
                                                                   ============
The components of net assets:
   Capital paid-in                                                 $ 15,019,821
   Net unrealized appreciation of investments                         1,966,241
                                                                   ------------
   NET ASSETS                                                      $ 16,986,062
                                                                   ============
SHARES OUTSTANDING ($.01 par value per share)                        11,321,868
                                                                   ============
NET ASSET VALUE PER SHARE                                          $       1.50
                                                                   ============
Shares authorized                                                   115,000,000

STATEMENT OF OPERATIONS  Year Ended December 31, 2006

BALANCED PORTFOLIO

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $210)                      $  231,595
Interest                                                                277,479
                                                                     ----------
      TOTAL INVESTMENT INCOME                                           509,074
                                                                     ----------
EXPENSES
Investment advisory fees                                                 75,364
Administrative service fees                                              37,682
Professional fees                                                        10,438
Custody and transaction fees                                             15,018
Directors' fees and expenses                                              2,866
Compliance expenses                                                       2,358
Registration fees                                                           739
Insurance expenses                                                        5,719
                                                                     ----------
      TOTAL EXPENSES                                                    150,184
      LESS EXPENSES REIMBURSED                                          (27,992)
                                                                     ----------
      NET EXPENSES                                                      122,192
                                                                     ----------
INVESTMENT INCOME--NET                                                  386,882
                                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                     269,373
   Change in unrealized appreciation of investments                   1,041,114
                                                                     ----------
NET GAIN ON INVESTMENTS                                               1,310,487
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $1,697,369
                                                                     ==========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

BALANCED PORTFOLIO

                                                           YEAR ENDED DECEMBER 31,
                                                          -------------------------
                                                              2006          2005
                                                          -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income--net                                 $   386,882   $   292,838
   Net realized gain on investments                           269,373       256,522
   Change in unrealized appreciation (depreciation)         1,041,114      (543,709)
                                                          -----------   -----------
   Net increase in net assets resulting from operations     1,697,369         5,651
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                                    (386,882)     (292,854)
   Capital gains                                             (257,101)     (268,794)
                                                          -----------   -----------
   Total distributions to shareholders                       (643,983)     (561,648)
CAPITAL SHARE TRANSACTIONS--Net                             1,518,735     1,205,844
                                                          -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     2,572,121       649,847
NET ASSETS
   Beginning of year                                       14,413,941    13,764,094
                                                          -----------   -----------
   End of year                                            $16,986,062   $14,413,941
                                                          ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

BALANCED PORTFOLIO

                                                                             YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------
                                                                  2006      2005      2004      2003        2002
                                                                -------   -------   -------   -------      ------
Net asset value, beginning of year                              $  1.40   $  1.45   $  1.41   $  1.20      $ 1.34
Income from investment operations
Investment income--net                                             0.04      0.03      0.03      0.03        0.04
Net realized and unrealized gain (loss) on investments             0.12     (0.02)     0.06      0.21       (0.13)
                                                                -------   -------   -------   -------      ------
      Total from investment operations                             0.16      0.01      0.09      0.24       (0.09)
Less distributions
   Investment income--net                                         (0.04)    (0.03)    (0.03)    (0.03)      (0.04)
   Capital gains                                                  (0.02)    (0.03)    (0.02)    (0.00)***   (0.01)
                                                                -------   -------   -------   -------      ------
      Total distributions                                         (0.06)    (0.06)    (0.05)    (0.03)      (0.05)
                                                                -------   -------   -------   -------      ------
Net asset value, end of year                                    $  1.50   $  1.40   $  1.45   $  1.41      $ 1.20
                                                                =======   =======   =======   =======      ======
Total return                                                      11.37%     0.46%     6.03%    20.05%      (6.64)%
                                                                =======   =======   =======   =======      ======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                         $16,986   $14,414   $13,764   $11,577      $9,293
Ratio of expenses with reimbursement to average net assets (1)     0.81%     0.81%     0.81%     0.81%       0.85%
Ratio of expenses without reimbursement to average net assets      1.00%     1.01%     0.96%     0.99%       1.08%
Ratio of net investment income to average net assets               2.56%     2.09%     2.06%     2.18%       2.64%
Portfolio turnover rate                                           15.09%    25.83%    17.42%    17.07%      42.29%

***  Amount less than $0.01

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.81% on the Balanced Portfolio until April 30, 2008.

See notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2006

MONEY MARKET PORTFOLIO

U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS

                                              INTEREST/
                                   MATURITY     STATED       FACE
                                     DATE      RATE(%)      AMOUNT        VALUE
U S GOVERNMENT AGENCIES--99.87%
Federal Home Loan Bank             01/05/07     5.130     $3,727,000   $ 3,723,806
Federal Home Loan Bank             01/10/07     5.150      1,605,000     1,602,469
Federal Home Loan Bank             01/11/07     5.100      4,905,000     4,896,647
Federal Home Loan Bank             01/23/07     5.140      3,085,000     3,074,424
Federal Home Loan Mortgage Corp.   01/02/07     5.170      3,604,000     3,602,442
Federal Home Loan Mortgage Corp.   01/09/07     5.140      2,190,000     2,186,866
Federal National Mortgage Assoc.   01/03/07     5.120      2,984,000     2,982,298
Federal National Mortgage Assoc.   01/04/07     5.120      1,534,000     1,532,906
Federal National Mortgage Assoc.   01/12/07     5.100      2,281,000     2,276,793
Federal National Mortgage Assoc.   01/16/07     5.140      6,285,000     6,269,721
Federal National Mortgage Assoc.   01/17/07     5.160      2,840,000     2,832,663
Federal National Mortgage Assoc.   01/22/07     5.140      1,092,000     1,088,410
Federal National Mortgage Assoc.   01/25/07     5.170      2,605,000     2,595,271
Federal National Mortgage Assoc.   01/26/07     5.150      1,983,000     1,975,340
                                                                       -----------
   TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--99.87%
      (Cost $40,640,056)                                                40,640,056
   CASH AND OTHER ASSETS, LESS LIABILITIES--0.13%                           52,485
                                                                       -----------
   NET ASSETS--100.00%                                                 $40,692,541
                                                                       ===========

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2006

MONEY MARKET PORTFOLIO

ASSETS
Investments in securities, at value (Cost $40,640,056)           $   40,640,056
Cash and cash equivalents                                                 8,541
Prepaid expenses                                                          8,813
Receivable for:
   Capital stock sold                                                    56,004
   Expense reimbursement                                                 13,881
                                                                 --------------
      TOTAL ASSETS                                                   40,727,295
                                                                 --------------
LIABILITIES
Payable to investment adviser for fund expenses                           4,969
Accrued:
   Investment advisory fees                                              16,240
   Administrative service fees                                            8,120
Other liabilities                                                         5,425
                                                                 --------------
      TOTAL LIABILITIES                                                  34,754
                                                                 --------------
      NET ASSETS                                                 $   40,692,541
                                                                 ==============
The components of net assets:
   Capital paid-in                                               $   40,692,541
                                                                 --------------
      NET ASSETS                                                 $   40,692,541
                                                                 ==============
SHARES OUTSTANDING ($.01 par value per share)                        40,692,541
                                                                 ==============
NET ASSET VALUE PER SHARE                                        $         1.00
                                                                 ==============
Shares authorized                                                 1,050,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2006

MONEY MARKET PORTFOLIO

INVESTMENT INCOME
Interest                                                             $1,850,224
                                                                     ----------
   TOTAL INVESTMENT INCOME                                            1,850,224
                                                                     ----------
EXPENSES
Investment advisory fees                                                187,622
Administrative service fees                                              93,811
Professional fees                                                        10,438
Custody and transaction fees                                             11,989
Directors' fees and expenses                                              2,866
Compliance expenses                                                       5,814
Registration fees                                                           740
Insurance expenses                                                       13,766
                                                                     ----------
   TOTAL EXPENSES                                                       327,046
   LESS EXPENSES REIMBURSED                                            (116,957)
                                                                     ----------
   NET EXPENSES                                                         210,089
                                                                     ----------
INVESTMENT INCOME--NET                                                1,640,135
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $1,640,135
                                                                     ==========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

MONEY MARKET PORTFOLIO

                                                       YEAR ENDED DECEMBER 31,
                                                      -------------------------
                                                          2006          2005
                                                      -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income--net                             $ 1,640,135   $   857,075
DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income--net                                 (1,640,135)     (857,075)
CAPITAL SHARE TRANSACTIONS--Net                         6,351,500     4,349,587
                                                      -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 6,351,500     4,349,587
NET ASSETS
   Beginning of year                                   34,341,041    29,991,454
                                                      -----------   -----------
   End of year                                        $40,692,541   $34,341,041
                                                      ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

MONEY MARKET PORTFOLIO

                                                                              YEAR ENDED DECEMBER 31,
                                                                  -----------------------------------------------
                                                                    2006      2005      2004      2003      2002
                                                                  -------   -------   -------   -------   -------
Net asset value, beginning of year                                $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
Income from investment operations
   Investment income--net                                            0.04      0.03      0.01      0.01      0.01
                                                                  -------   -------   -------   -------   -------
      Total from investment operations                               0.04      0.03      0.01      0.01      0.01
Less distributions
   Investment income--net                                           (0.04)    (0.03)    (0.01)    (0.01)    (0.01)
                                                                  -------   -------   -------   -------   -------
      Total distributions                                           (0.04)    (0.03)    (0.01)    (0.01)    (0.01)
                                                                  -------   -------   -------   -------   -------
Net asset value, end of year                                      $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                                  =======   =======   =======   =======   =======
Total return                                                         4.42%     2.61%     0.77%     0.54%     0.97%
                                                                  =======   =======   =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                           $40,693   $34,341   $29,991   $18,397   $18,655
Ratio of expenses with reimbursement to average net assets (1)       0.56%     0.56%     0.56%     0.56%     0.68%
Ratio of expenses without reimbursement to average net assets        0.87%     0.88%     0.84%     0.88%     0.92%
Ratio of net investment income to average net assets                 4.37%     2.60%     0.80%     0.54%     0.97%

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.56% on the Money Market Portfolio until April 30, 2008.

See notes to financial statements.

AMERICAN NATIONAL GOVERNMENT BOND PORTFOLIO

MANAGER DISCUSSION

The Government Bond Portfolio seeks to provide current income, liquidity, and safety of principal through investment in a portfolio consisting primarily of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. For the twelve months ended December 31, 2006, the Portfolio provided a total return of +3.32%, after portfolio expenses, but before product specific charges.

The Portfolio is positioned primarily in the 2-6 year maturity area of the yield curve. While the Portfolio did not benefit from the performance generated by the ultra-short area of the curve (as a result of continued Fed rate hikes), it did benefit from not holding securities in poorly performing longer maturities (an area much more price sensitive to interest rate fluctuations).

In the summer of 2006, the Federal Reserve ended a series of 17 consecutive rate hikes that took the Fed Funds rate from a low of 1% in 2004 to 5.25% in June 2006. Between the June and August 2006 Fed meetings, the market faced mixed economic signals, and inflation fears related to rising energy and commodity prices seemed to spark a sell-off in the bond market. Long-term bond yields trended upward. However, when the Fed took no rate action in August, many market participants viewed it as a signal that the rate hike cycle was over. Bond prices began to rise, sending yields back downward.

The 10-year Treasury yield was 4.708% at the end of 2006 (vs. 4.39% at the end of 2005). The yield curve remains inverted with Treasury yields below the Fed Funds rate. Inversion normally suggests that investors expect a slowing economy and begin to anticipate that the Fed will switch direction and begin cutting rates to avoid dramatic slowdown or full-blown recession. However, if inflation is not under control as the Fed currently suggests, further tightening or even a long period at current rates would allow time for other central banks to "catch up" with their tightening cycles and take liquidity out of the U.S. market. If rates become more attractive in other countries, foreign flows of cash that have supported US bond markets with huge demand could begin redirecting to other markets. This situation would be exaggerated if the dollar continues to weaken against other currencies, making dollar denominated investments less attractive. We view this scenario as perhaps the greatest risk for US Treasury and agency securities, as well as corporate bonds which are further challenged by the risk of leveraged buyouts and shareholder-friendly corporate actions.

The Portfolio currently has an average maturity of 4.26 years and an effective duration (measure of price sensitivity of a bond to an interest rate change 100 basis points) of 3.5 years. We are defensively positioned for a steepening yield curve and anticipate lengthening duration when the yield curve normalizes.

Respectfully,


Anne M. LeMire, CPA, CFA
Portfolio Manager, Government Bond Portfolio

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GOVERNMENT BOND PORTFOLIO
                AND THE LIPPER GENERAL U.S. GOVERNMENT FUND INDEX

                                     [CHART]

AVERAGE ANNUAL RETURN

1 YEAR            3.32%
5 YEAR            3.47%
SINCE INCEPTION   4.94%

               GOVERNMENT      LIPPER GENERAL U.S.
             BOND PORTFOLIO   GOVERNMENT FUND INDEX
  5/1/00         $10,000             $10,000
12/31/00         $10,829             $10,959
12/31/01         $11,622             $11,691
12/31/02         $12,578             $12,857
12/31/03         $12,826             $13,079
 6/30/04         $12,826             $13,066
12/31/04         $13,047             $13,517
 6/30/05         $13,298             $13,874
12/31/05         $13,344             $13,857
 6/30/06         $13,344             $13,720
12/31/06         $13,786             $14,326

GOVERNMENT BOND PORTFOLIO
LIPPER GENERAL U.S. GOVERNMENT FUND INDEX

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Government Bond Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolio's shares are available exclusively as a funding vehicle for American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2006

GOVERNMENT BOND PORTFOLIO

                                                                                  INTEREST/
                                                                       MATURITY     STATED       FACE
CORPORATE BONDS                                                          DATE      RATE(%)      AMOUNT        VALUE
FINANCIALS--

INSURANCE--1.74%
21st Century Insurance Group                                           12/15/13     5.900     $  230,000   $   227,808
                                                                                                           -----------
   TOTAL FINANCIALS--1.74%                                                                                     227,808
                                                                                                           -----------

MATERIALS--

METALS & MINING--3.98%
Carpenter Technology Corp.                                             05/15/13     6.625        500,000       520,967
                                                                                                           -----------
   TOTAL MATERIALS--3.98%                                                                                      520,967
                                                                                                           -----------
   TOTAL CORPORATE BONDS--5.72%
      (Cost $736,619)                                                                                          748,775
                                                                                                           -----------

U S GOVERNMENT AGENCY AND U S
   GOVERNMENT SECURITIES

U S GOVERNMENT AGENCY SECURITIES--49.90%
Federal Home Loan Mortgage Corp.                                       03/15/11     5.625        500,000       512,847
Federal Home Loan Mortgage Corp.                                       07/15/12     5.125        690,000       694,926
Federal National Mortgage Assoc. (a)                                   01/02/07     4.750        300,000       300,000
Federal National Mortgage Assoc.                                       08/15/09     5.375        950,000       959,171
Federal National Mortgage Assoc.                                       02/15/10     3.875      1,000,000       969,250
Federal National Mortgage Assoc.                                       03/15/10     5.375        730,000       729,674
Federal National Mortgage Assoc.                                       03/29/11     5.600        500,000       500,139
Federal National Mortgage Assoc.                                       04/26/11     5.670        550,000       550,400
Federal National Mortgage Assoc.                                       05/15/11     6.000        750,000       780,925
Federal National Mortgage Assoc.                                       10/15/13     4.625        550,000       538,834
                                                                                                           -----------
                                                                                                             6,536,166

U S GOVERNMENT SECURITIES--38.26%
U S Treasury Bond                                                      08/15/09     3.500        850,000       824,301
U S Treasury Note (a)                                                  11/15/07     3.000        550,000       540,569
U S Treasury Note                                                      08/15/08     3.250        250,000       243,828
U S Treasury Note                                                      09/15/08     3.125        800,000       777,813
U S Treasury Note                                                      08/15/12     4.375        940,000       926,488
U S Treasury Note                                                      11/15/12     4.000        700,000       675,856
U S Treasury Note                                                      02/15/14     4.000        451,000       431,709
U S Treasury Note                                                      02/15/16     4.500        600,000       590,437
                                                                                                           -----------
                                                                                                             5,011,001
                                                                                                           -----------

   TOTAL U S GOVERNMENT AGENCY and U S GOVERNMENT SECURITIES--88.16%
      (Cost $11,577,731)                                                                                    11,547,167
                                                                                                           -----------

U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS

U S GOVERNMENT AGENCIES--4.35%
Federal Home Loan Bank                                                 01/02/07     5.000        270,000       269,887
Federal Home Loan Bank                                                 01/03/07     4.800        300,000       299,840
                                                                                                           -----------
   TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--4.35%
      (Cost $569,727)                                                                                          569,727
                                                                                                           -----------
   TOTAL INVESTMENTS--98.23%
      (Cost $12,884,077)                                                                                    12,865,669
   CASH AND OTHER ASSETS, LESS LIABILITIES--1.77%                                                              231,248
                                                                                                           -----------
   NET ASSETS--100.00%                                                                                     $13,096,917
                                                                                                           ===========

NOTE TO SCHEDULE OF INVESTMENTS

(a)  Long term obligations that will mature in less than one year.

See notes to financial statements.

                                     [CHART]

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

Financials         1.77%
Materials          4.05%
U.S. Government   94.18%

STATEMENT OF ASSETS AND LIABILITIES December 31, 2006

GOVERNMENT BOND PORTFOLIO

ASSETS
Investments in securities, at value (Cost $12,884,077)              $12,865,669
Cash and cash equivalents                                                 4,463
Prepaid expenses                                                          3,042
Receivable for:
   Capital stock sold                                                    68,080
   Interest                                                             163,863
   Expense reimbursement                                                  9,036
                                                                    -----------
      TOTAL ASSETS                                                   13,114,153
                                                                    -----------
LIABILITIES
Payable to investment adviser for fund expenses                           4,026
Accrued:
   Investment advisory fees                                               5,197
   Administrative service fees                                            2,598
Other liabilities                                                         5,415
                                                                    -----------
      TOTAL LIABILITIES                                                  17,236
                                                                    -----------
      NET ASSETS                                                    $13,096,917
                                                                    ===========
The components of net assets:
   Capital paid-in                                                  $13,383,231
   Accumulated net realized loss on investments                        (267,906)
   Net unrealized depreciation of investments                           (18,408)
                                                                    -----------
      NET ASSETS                                                    $13,096,917
                                                                    ===========
SHARES OUTSTANDING ($.01 par value per share)                        12,818,452
                                                                    ===========
NET ASSET VALUE PER SHARE                                           $      1.02
                                                                    ===========
Shares authorized                                                    30,000,000
                                                                    ===========

STATEMENT OF OPERATIONS  Year Ended December 31, 2006

GOVERNMENT BOND PORTFOLIO

INVESTMENT INCOME
Interest                                                              $ 584,282
                                                                      ---------
      TOTAL INVESTMENT INCOME                                           584,282
                                                                      ---------
EXPENSES
Investment advisory fees                                                 63,879
Administrative service fees                                              31,939
Professional fees                                                        10,438
Custody and transaction fees                                              6,178
Directors' fees and expenses                                              2,866
Compliance expenses                                                       2,090
Registration fees                                                           739
Insurance expenses                                                        4,936
                                                                      ---------
      TOTAL EXPENSES                                                    123,065
      LESS EXPENSES REIMBURSED                                          (78,330)
                                                                      ---------
      NET EXPENSES                                                       44,735
                                                                      ---------
INVESTMENT INCOME--NET                                                  539,547
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments                                    (147,442)
   Change in unrealized depreciation of investments                      91,970
                                                                      ---------
NET LOSS ON INVESTMENTS                                                 (55,472)
                                                                      ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 484,075
                                                                      =========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

GOVERNMENT BOND PORTFOLIO

                                                           YEAR ENDED DECEMBER 31,
                                                          -------------------------
                                                              2006          2005
                                                          -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income--net                                 $   539,547   $   404,123
   Net realized loss on investments                          (147,442)      (91,228)
   Change in unrealized appreciation (depreciation)            91,970       (74,054)
                                                          -----------   -----------
   Net increase in net assets resulting from operations       484,075       238,841
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                                    (540,033)     (404,126)
CAPITAL SHARE TRANSACTIONS--Net                               435,414     1,584,655
                                                          -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       379,456     1,419,370
NET ASSETS
   Beginning of year                                       12,717,461    11,298,091
                                                          -----------   -----------
   End of year                                            $13,096,917   $12,717,461
                                                          ===========   ===========
Undistributed net investment income                       $        --   $       486
                                                          ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

GOVERNMENT BOND PORTFOLIO

                                                                              YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------
                                                                    2006      2005      2004      2003     2002
                                                                  -------   -------   -------   -------   ------
Net asset value, beginning of year                                $  1.03   $  1.04   $  1.05   $  1.09   $ 1.05
Income from investment operations
   Investment income--net                                            0.04      0.03      0.03      0.03     0.04
   Net realized and unrealized gain (loss) on investments           (0.01)    (0.01)    (0.01)    (0.01)    0.04
                                                                  -------   -------   -------   -------   ------
      Total from investment operations                               0.03      0.02      0.02      0.02     0.08
Less distributions
   Investment income--net                                           (0.04)    (0.03)    (0.03)    (0.03)   (0.04)
   Capital gains                                                     0.00      0.00      0.00     (0.03)    0.00
                                                                  -------   -------   -------   -------   ------
      Total distributions                                           (0.04)    (0.03)    (0.03)    (0.06)   (0.04)
                                                                  -------   -------   -------   -------   ------
Net asset value, end of year                                      $  1.02   $  1.03   $  1.04   $  1.05   $ 1.09
                                                                  =======   =======   =======   =======   ======
Total return                                                         3.32%     2.28%     1.72%     1.97%    8.22%
                                                                  =======   =======   =======   =======   ======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                           $13,097   $12,717   $11,298   $11,234   $8,357
Ratio of expenses with reimbursement to average net assets (1)       0.35%     0.35%     0.35%     0.35%    0.35%
Ratio of expenses without reimbursement to average net assets        0.96%     0.95%     0.90%     0.93%    0.95%
Ratio of net investment income to average net assets                 4.22%     3.34%     2.73%     3.02%    4.59%
Portfolio turnover rate                                             44.55%    54.09%    65.14%    87.12%   72.41%

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.35% on the Government Bond Portfolio until April 30, 2008.

See notes to financial statements.

AMERICAN NATIONAL SMALL-CAP/MID-CAP PORTFOLIO

MANAGER DISCUSSION

The Small-Cap/Mid-Cap Portfolio seeks to provide long-term capital growth by investing primarily in stocks of small and medium sized companies. Over 2006, the portfolio went through a period of struggle mid-year, before recovering in the fourth quarter. By year-end, the Small-Cap/Mid-Cap Portfolio had returned +14.81% after portfolio expenses, but before product-specific charges, as compared to a total return of +13.62% for the S&P 500 and a +9.52% price only return for NASDAQ.

The first quarter of the year was quite positive for the Small-Cap/Mid-Cap Portfolio. The rising price of oil and other commodities contributed to investor unease and many rotated into oils and metals in the second and third quarters. The fourth quarter, however, featured renewed interest in China, a rallying domestic stock market, and lots of chatter about whether the Fed could orchestrate a soft or hard landing in 2007.

Results for the Small-Cap/Mid-Cap Portfolio were helped by strong showings in such diverse issues as Mastercard, First Marblehead, China Life Insurance Co., C-Trip, Home Inns & Hotels, NYSE Group, Baidu, New Oriental Education and Akamai. As the Small-Cap/Mid-Cap Portfolio is a more aggressive investment option, reliance is placed on stocks offering outsized growth opportunities. These "momentum" type stocks, which proved to be the culprit for the mid-year underperformance, also provided the upside that allowed the portfolio to ultimately outperform the broader market averages. Stock selection will remain critical with a favorable economic environment in spite of slowing home sales.

Our emphasis has broadened considerably since the high-tech days of 2000. We now have positions in financially oriented companies such as NYSE Group, Mastercard and First Marblehead. Our Chinese related issues are Baidu, C-Trip, Focus Media and China Life. We continue to participate in domestic technology names, with notable examples being Akamai, DiVx, Acme Packet and F5 Networks.

We will hold true to our mission of seeking to maximize opportunities within the realm of small and medium sized companies. We also plan on maintaining our tradition of offering investors an aggressive investing approach, coupled with prudent diversification, as we seek to benefit from appealing growth situations in the stock market.

Whatever the market has in store for 2007, you have our continued pledge to work on your behalf toward the goal of delivering attractive long-term returns.

Sincerely,


Ned Moore
Anne M. LeMire, CPA, CFA
Portfolio Managers, Small-Cap/Mid-Cap Portfolio

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SMALL-CAP/MID-CAP
           PORTFOLIO, THE LIPPER SMALL-CAP GROWTH INDEX AND THE NASDAQ

                                     [CHART]

AVERAGE ANNUAL RETURNS

1 YEAR             14.81%
5 YEAR              0.66%
SINCE INCEPTION   (16.10)%

             SMALL-CAP/MID-CAP             LIPPER SMALL-CAP
                 PORTFOLIO        NASDAQ     GROWTH INDEX
  5/1/00          $10,000        $10,000        $10,000
12/31/00          $ 6,600        $ 5,402        $ 8,879
12/31/01          $ 3,000        $ 4,265        $ 7,747
12/31/02          $ 1,300        $ 2,920        $ 5,593
12/31/03          $ 2,400        $ 4,381        $ 8,097
 6/30/04          $ 2,300        $ 4,304        $ 8,374
12/31/04          $ 2,600        $ 4,572        $ 8,970
 6/30/05          $ 2,400        $ 4,323        $ 8,862
12/31/05          $ 2,700        $ 4,635        $ 9,449
 6/30/06          $ 3,000        $ 4,565        $ 9,894
12/31/06          $ 3,100        $ 5,077        $10,456

LIPPER SMALL-CAP GROWTH INDEX
NASDAQ
SMALL-CAP/MID-CAP PORTFOLIO

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Small-Cap/Mid-Cap Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolio's shares are available exclusively as a funding vehicle for American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS  December 31, 2006

SMALL-CAP/MID-CAP PORTFOLIO

COMMON STOCK

                                                             SHARES      VALUE

CONSUMER DISCRETIONARY--

HOTELS, RESTAURANTS & LEISURE--4.11%
Home Inns & Hotels Management, Inc.*                          4,400   $  165,176
Melco PBL Entertainment (Macau) Ltd.*                         2,000       42,520
                                                                      ----------

                                                                         207,696
INTERNET CATALOG & RETAIL--3.92%
Gmarket Inc.*                                                 2,700       64,692
Knot, Inc. (The)*                                             1,900       49,856
Priceline.com Inc.*                                             400       17,444
VistaPrint Ltd.*                                              2,000       66,220
                                                                      ----------
                                                                         198,212

LEISURE EQUIPMENT & SERVICES--3.16%
Ctrip.com International Ltd. ADR                              2,550      159,324

MEDIA--5.77%
Macrovision Corp.*                                            2,800       79,128
New Oriental Education &
   Technology Group, Inc.*                                    4,000      134,160
News Corp. (Class B)                                          3,500       77,910
                                                                      ----------
                                                                         291,198

TEXTILES, APPAREL & LUXURY GOODS--2.20%
Under Armour, Inc. (Class A)*                                 2,200      110,990
                                                                      ----------
   TOTAL CONSUMER DISCRETIONARY--19.16%                                  967,420
                                                                      ----------
CONSUMER STAPLES --

FOOD PRODUCTS--1.87%
Bunge Limited                                                 1,300       94,263

HOUSEHOLD PRODUCTS--1.04%
American Oriental Bioengineering, Inc.*                       4,500       52,515
                                                                      ----------
   TOTAL CONSUMER STAPLES--2.91%                                         146,778
                                                                      ----------
ENERGY --0.41%

ENERGY EQUIPMENT & SERVICES--
First Solar, Inc.*                                              700       20,860
                                                                      ----------
   TOTAL ENERGY--0.41%                                                    20,860
                                                                      ----------
FINANCIALS --

DIVERSIFIED FINANCIALS--12.82%
CompuCredit Corp.*                                            1,000       39,810
First Marblehead Corp. (The)                                  3,600      196,740
IntercontinentalExchange Inc.                                   700       75,530
NYSE Group Inc.*                                              1,500      145,800
Nymex Holdings Inc.*                                            800       99,208
SEI Investments Co.                                             500       29,780
U.S. Global Investors, Inc.*                                    900       60,525
                                                                      ----------
                                                                         647,393

INSURANCE--9.54%
Assurant, Inc.                                                2,400   $  132,600
China Life Insurance Co., Ltd. ADR                            4,533      228,979
Prudential Financial, Inc.                                    1,400      120,204
                                                                      ----------
                                                                         481,783

REAL ESTATE--8.93%
American Campus Communities, Inc.                             4,000      113,880
Douglas Emmett, Inc.                                          4,000      106,360
Extra Space Storage Inc.                                      2,000       36,520
Medical Properties Trust Inc.                                 7,000      107,100
Redwood Trust, Inc.                                           1,500       87,120
                                                                      ----------
                                                                         450,980
                                                                      ----------
   TOTAL FINANCIALS--31.29%                                            1,580,156
                                                                      ----------
HEALTH CARE--

BIOTECHNOLOGY--1.16%
Celgene Corp.*                                                  500       28,765
Flamel Technologies S.A. ADR*                                 1,000       29,950
                                                                      ----------
                                                                          58,715

HEALTH CARE EQUIPMENT & SUPPLIES--1.61%
Mindray Medical International Ltd.*                           3,400       81,328

HEALTH CARE PROVIDERS & SERVICES--2.29%
AMN Healthcare Services, Inc.*                                4,200      115,668

PHARMACEUTICALS--3.25%
Alnylam Pharmaceuticals Inc.*                                 1,200       25,680
West Pharmaceutical Services, Inc.                            2,700      138,321
                                                                      ----------
                                                                         164,001
                                                                      ----------
   TOTAL HEALTH CARE--8.31%                                              419,712
                                                                      ----------
INDUSTRIALS--

COMMERCIAL SERVICES & SUPPLIES--4.28%
Fuwei Films Holdings Co., Ltd.*                               2,200       34,650
Macquarie Infrastructure Company Trust                          400       14,192
MasterCard, Inc. (Class A)                                    1,700      167,433
                                                                      ----------
                                                                         216,275
                                                                      ----------
   TOTAL INDUSTRIALS--4.28%                                              216,275
                                                                      ----------
INFORMATION TECHNOLOGY--

COMMUNICATIONS EQUIPMENT--4.01%
Comtech Group Inc.*                                           1,000       18,190
FactSet Research Systems Inc.                                 1,100       62,128
Packeteer, Inc.*                                              9,000      122,400
                                                                      ----------
                                                                         202,718

COMMON STOCK

                                                             SHARES      VALUE

COMPUTERS & PERIPHERALS--1.98%
Isilon Systems, Inc.*                                         1,400   $   38,640
Riverbed Technology, Inc.*                                    2,000       61,400
                                                                      ----------
                                                                         100,040

INTERNET SOFTWARE & SERVICES--14.13%
Acme Packet, Inc.*                                            6,200      127,968
Akamai Technologies, Inc.*                                    2,700      143,424
Baidu.com, Inc. ADR*                                          1,300      146,536
DivX, Inc.*                                                   4,100       94,587
F5 Networks, Inc.*                                            1,600      118,736
Internap Network Services Corp.*                              2,400       47,688
SINA Corp.*                                                   1,200       34,440
                                                                      ----------
                                                                         713,379

SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.39%
LanOptics Ltd.*                                               1,000       13,960
Tessera Technologies Inc.*                                    1,400       56,476
                                                                      ----------
                                                                          70,436

SOFTWARE--3.18%
BMC Software, Inc.*                                           1,000       32,200
Innerworkings, Inc.*                                          5,300       84,588
Omniture, Inc.*                                               2,000       28,160
Unica Corp.*                                                  1,200       15,540
                                                                      ----------
                                                                         160,488
                                                                      ----------
   TOTAL INFORMATION TECHNOLOGY--24.69%                                1,247,061
                                                                      ----------
TELECOMMUNICATION SERVICES--

WIRELESS TELECOMMUNICATION SERVICES--4.27%
China Mobile Ltd. ADR                                         2,000       86,440
Millicom International Cellular S.A. *                        2,100      129,444
                                                                      ----------
                                                                         215,884
                                                                      ----------
   TOTAL TELECOMMUNICATION SERVICES--4.27%                               215,884
                                                                      ----------
UTILITIES--

ELECTRIC UTILITIES--3.70%
FPL Group, Inc.                                                 700       38,094
Huaneng Power International, Inc.                             3,200      114,976
Pepco Holdings, Inc.                                          1,300       33,813
                                                                      ----------
                                                                         186,883
                                                                      ----------
   TOTAL UTILITIES--3.70%                                                186,883
                                                                      ----------
   TOTAL COMMON STOCK--99.02%
      (Cost $4,343,791)                                                5,001,029
                                                                      ----------
   TOTAL INVESTMENTS--99.02%
      (Cost $4,343,791)                                                5,001,029
CASH AND OTHER ASSETS, LESS LIABILITIES--0.98%                            49,556
                                                                      ----------
    NET ASSETS--100.00%                                               $5,050,585
                                                                      ==========

*--Non-income producing securities

ABBREVIATIONS

ADR--American Depositary Receipt

                                     [CHART]

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

Consumer Discretionary       19.34%
Consumer Staples              2.93%
Energy                        0.42%
Financials                   31.60%
Health Care                   8.39%
Industrials                   4.32%
Information Technology       24.94%
Telecommunication Services    4.32%
Utilities                     3.74%

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2006

SMALL-CAP/MID-CAP PORTFOLIO

ASSETS
Investments in securities, at value (Cost $4,343,791)               $ 5,001,029
Cash and cash equivalents                                                43,089
Prepaid expenses                                                          1,131
Receivable for:
   Investment securities sold                                               820
   Dividends                                                              3,480
   Capital stock sold                                                     6,526
   Expense reimbursement                                                  9,608
                                                                    -----------
      TOTAL ASSETS                                                    5,065,683
                                                                    -----------

LIABILITIES
Payable to investment adviser for fund expenses                           3,651
Accrued:
   Investment advisory fees                                               4,980
   Administrative service fees                                              996
Other liabilities                                                         5,471
                                                                    -----------
      TOTAL LIABILITIES                                                  15,098
                                                                    -----------
      NET ASSETS                                                    $ 5,050,585
                                                                    ===========
The components of net assets:
   Capital paid-in                                                  $ 5,876,822
   Accumulated net realized loss on investments                      (1,483,475)
   Net unrealized appreciation of investments                           657,238
                                                                    -----------
      NET ASSETS                                                    $ 5,050,585
                                                                    ===========
SHARES OUTSTANDING ($.01 par value per share)                        16,514,528
                                                                    ===========
NET ASSET VALUE PER SHARE                                           $      0.31
                                                                    ===========
Shares authorized                                                    30,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2006

SMALL-CAP/MID-CAP PORTFOLIO

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $207)                        $ 37,588
Interest                                                                  5,682
                                                                       --------
      TOTAL INVESTMENT INCOME                                            43,270
                                                                       --------
EXPENSES
Investment advisory fees                                                 55,180
Administrative service fees                                              11,036
Professional fees                                                        10,438
Custody and transaction fees                                             51,073
Directors' fees and expenses                                              2,866
Compliance expenses                                                         605
Registration fees                                                           740
Insurance expenses                                                        1,474
                                                                       --------
      TOTAL EXPENSES                                                    133,412
      LESS EXPENSES REIMBURSED                                          (83,941)
                                                                       --------
      NET EXPENSES                                                       49,471
                                                                       --------
INVESTMENT LOSS--NET                                                     (6,201)
                                                                       --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                     310,819
   Change in unrealized appreciation of investments                     220,869
                                                                       --------
NET GAIN ON INVESTMENTS                                                 531,688
                                                                       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $525,487
                                                                       ========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

SMALL-CAP/MID-CAP PORTFOLIO

                                                         YEAR ENDED DECEMBER 31,
                                                         -----------------------
                                                            2006        2005
                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment loss--net                                  $   (6,201) $  (18,784)
   Net realized gain on investments                         310,819     297,108
   Change in unrealized appreciation (depreciation)         220,869    (162,435)
                                                         ----------  ----------
   Net increase in net assets resulting from operations     525,487     115,889
CAPITAL SHARE TRANSACTIONS--Net                             960,900     183,199
                                                         ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   1,486,387     299,088
NET ASSETS
   Beginning of year                                      3,564,198   3,265,110
                                                         ----------  ----------
   End of year                                           $5,050,585  $3,564,198
                                                         ==========  ==========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

SMALL-CAP/MID-CAP PORTFOLIO

                                                                               YEAR ENDED DECEMBER 31,

                                                                   2006       2005       2004       2003       2002
                                                                 -------    -------    -------    -------    -------
Net asset value, beginning of year                               $  0.27    $  0.26    $  0.24    $  0.13    $  0.30
Income from investment operations
   Net realized and unrealized gain (loss) on investments           0.04       0.01       0.02       0.11      (0.17)
                                                                 -------    -------    -------    -------    -------
      Total from investment operations                              0.04       0.01       0.02       0.11      (0.17)
                                                                 -------    -------    -------    -------    -------
Net asset value, end of year                                     $  0.31    $  0.27    $  0.26    $  0.24    $  0.13
                                                                 =======    =======    =======    =======    =======
Total return                                                       14.81%      3.85%      8.33%     84.62%    (56.67)%
                                                                 =======    =======    =======    =======    =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $ 5,051    $ 3,564    $ 3,265    $ 2,337    $   744
Ratio of expenses with reimbursement to average net assets (1)      1.12%      1.12%      1.12%      1.12%      1.30%
Ratio of expenses without reimbursement to average net assets       3.02%      3.18%      3.25%      3.05%      3.10%
Ratio of net investment income to average net assets               (0.14)%    (0.60)%    (0.36)%    (0.94)%    (0.83)%
Portfolio turnover rate                                           407.00%    464.91%    448.28%    222.29%      6.69%

(1) SM&R has voluntarily agreed to waive or reduce expenses to 1.12% on the Small-Cap/Mid-Cap Portfolio until April 30, 2008.

See notes to financial statements.

AMERICAN NATIONAL HIGH YIELD BOND PORTFOLIO

MANAGER DISCUSSION

The High Yield Bond Portfolio seeks to provide a high level of current income through investment in a diversified portfolio of medium and lower grade domestic corporate debt securities. For the year ended December 31, 2006, the Portfolio produced a total return of +7.52%, after portfolio expenses, but before product specific charges.

Portfolio performance was boosted from positions in natural gas pipeline concern El Paso Corporation and AK Steel, a lesser-known producer of flat-rolled carbon, stainless and electrical steel products. Performance was negatively impacted by our automotive industry position in Dura, and a forest products holding, Tembec.

In 2006, high yield bonds outperformed most asset classes and led performance for the fixed income market. Strong demand from yield-hungry investors easily digested the all time record year for high yield bond issuance of $150 billion. Even with record new issuance, demand for high yield bonds outpaced supply after consideration of calls, tenders, maturities, reinvestment of coupons and upgrades to investment grade.

So many dollars chasing what turned out to be too few assets had a huge effect on credit spreads (the difference in yields due to credit quality difference). High yield market spreads narrowed from 371 basis points to 282 basis points (vs. Treasuries) over the year, significantly boosting performance of high yield portfolios.

Historically, credit spreads have trended in line with default rates. In 2006, we continued to witness the trend in declining default rates. The high yield market experienced the fewest number of defaulting companies in 2006 since the early 1980's. The perception of low default risk has been perhaps the greatest positive force in the high yield bond market.

We begin 2007 from a much higher valuation starting point than a year ago. Credit fundamentals remain solid, but already tight valuations may limit upside performance over the coupon. In evaluating market risks, we consider several market trends significant. 2006 was the first year that acquisition related issuance outpaced refinancing issuance. Proceeds of issuance were used to bolster corporate balance sheets with cheaper financing in 2001 - 2004. Now, financing is being used more for acquisitions, raising overall debt levels. Leveraged buyout activity is on the rise, as are shareholder-friendly activities such as dividends and share buybacks, not necessarily bondholder positive. Finally, we note that periods of increased high yield issuance are often followed by periods of increased defaults. The most recent and marked illustration of this is the increased issuance of high yield bonds during, the late 1990's followed by dramatic increases in default rates in 2001 - 2002. We believe that individual credit selection will be the single most important performance factor in the high yield market for the next couple of years.

Our portfolio strategy remains focused on the higher quality end of the high-yield spectrum. The portfolio maintains a BB average rating, with a primary goal of identifying issues whose financial conditions indicate potential for improvement.

Respectfully,


Anne M. LeMire, CPA, CFA
Portfolio Manager, High Yield Bond Portfolio

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN HIGH YIELD BOND PORTFOLIO
                AND THE LIPPER HIGH CURRENT YIELD BOND FUND INDEX

                                     [CHART]

AVERAGE ANNUAL RETURN

1 YEAR                  7.52%
5 YEAR                  6.18%
SINCE INCEPTION         4.83%

             HIGH YIELD BOND   LIPPER HIGH YIELD BOND
                PORTFOLIO            FUND INDEX
  5/1/00         $10,000              $10,000
12/31/00         $10,100              $ 9,208
12/31/01         $10,152              $ 9,113
12/31/02         $ 9,868              $ 8,893
12/31/03         $11,691              $11,237
 6/30/04         $12,234              $11,394
12/31/04         $13,048              $12,400
 6/30/05         $12,904              $12,473
12/31/05         $12,741              $12,771
 6/30/06         $13,044              $13,071
12/31/06         $13,699              $14,070

LIPPER HIGH YIELD BOND FUND INDEX
HIGH YIELD BOND PORTFOLIO

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The High Yield Bond Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolio's shares are available exclusively as a funding vehicle for American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS  December 31, 2006

HIGH YIELD BOND PORTFOLIO

CORPORATE BONDS

                                                       INTEREST/
                                            MATURITY    STATED        FACE
                                              DATE      RATE(%)      AMOUNT        VALUE
CONSUMER DISCRETIONARY--

AUTO COMPONENTS--0.13%
Dura Operating Corp.                        05/01/09      9.000    $1,000,000   $   40,000

HOTELS, RESTAURANTS & LEISURE--6.62%
MGM Mirage Inc.                             02/27/14      5.875     1,000,000      925,000
Starwood Hotels & Resorts Worldwide, Inc.   05/01/12      7.875     1,000,000    1,056,119
                                                                                ----------
                                                                                 1,981,119

LEISURE EQUIPMENT & SERVICES--3.39%
Royal Caribbean Cruises Ltd.                12/01/13      6.875     1,000,000    1,013,646

MEDIA--6.41%
CCH I LLC                                   10/01/15     11.000       863,000      885,654
News America Holdings                       10/17/08      7.375     1,000,000    1,031,953
                                                                                ----------
                                                                                 1,917,607
                                                                                ----------
   TOTAL CONSUMER DISCRETIONARY--16.55%                                          4,952,372
                                                                                ----------

ENERGY--

OIL & GAS--8.45%
Chesapeake Energy Corp.                     01/15/18      6.250     1,000,000      962,500
Enterprise Products Operating L.P.          08/01/66      8.375     1,000,000    1,083,206
Pioneer Natural Resource                    05/01/18      6.875       500,000      483,448
                                                                                ----------
                                                                                 2,529,154
                                                                                ----------
   TOTAL ENERGY--8.45%                                                           2,529,154
                                                                                ----------

FINANCIALS--

DIVERSIFIED FINANCIALS--5.08%
Ford Motor Credit Co.                       10/01/08      5.625     1,000,000      981,997
GATX Financial Corp.                        06/01/09      8.875       500,000      536,883
                                                                                ----------
                                                                                 1,518,880

INSURANCE--3.25%
NYMAGIC Inc.                                03/15/14      6.500     1,000,000      972,175
                                                                                ----------
   TOTAL FINANCIALS--8.33%                                                       2,491,055
                                                                                ----------

INDUSTRIALS --

CONSTRUCTION & ENGINEERING--3.42%
Standard Pacific Corp.                      04/15/12      9.250     1,000,000    1,022,500

MACHINERY--3.32%
Case New Holland Inc.                       06/01/09      6.000     1,000,000      995,000
                                                                                ----------
   TOTAL INDUSTRIALS--6.74%                                                      2,017,500
                                                                                ----------

INFORMATION TECHNOLOGY --

ELECTRONIC EQUIPMENT & INSTRUMENTS--3.30%
Flextronics International Ltd.              05/15/13      6.500     1,000,000      987,500

IT CONSULTING & SERVICES--3.16%
SunGard Data Systems Inc.                   01/15/09      3.750     1,000,000      945,000

CORPORATE BONDS

                                                                           INTEREST/
                                                                MATURITY     STATED       FACE
                                                                  DATE      RATE(%)      AMOUNT        VALUE
SOFTWARE--3.33%
Unisys Corp.                                                    04/01/08      7.875    $1,000,000   $   997,500
                                                                                                    -----------
   TOTAL INFORMATION TECHNOLOGY--9.79%                                                                2,930,000
                                                                                                    -----------

MATERIALS --

CHEMICALS--6.82%
Lyondell Chemical Co.                                           05/01/09     10.875     1,000,000     1,018,750
Nalco Co.                                                       11/15/11      7.750     1,000,000     1,022,500
                                                                                                    -----------
                                                                                                      2,041,250

CONTAINERS & PACKAGING--3.41%
Ball Corp.                                                      12/15/12      6.875     1,000,000     1,020,000

METALS & MINING--3.34%
AK Steel Corp.                                                  02/15/09      7.875     1,000,000     1,000,000

PAPER & FOREST PRODUCTS--5.47%
Georgia-Pacific Corp.                                           05/15/11      8.125     1,000,000     1,050,000
Tembec Industries Inc.                                          03/15/12      7.750     1,000,000       585,000
                                                                                                    -----------
                                                                                                      1,635,000
                                                                                                    -----------
   TOTAL MATERIALS--19.04%                                                                            5,696,250
                                                                                                    -----------

TELECOMMUNICATION SERVICES --

WIRELESS TELECOMMUNICATION SERVICES--3.26%
Nextel Communications Inc.                                      03/15/14      5.950     1,000,000       973,816
                                                                                                    -----------
   TOTAL TELECOMMUNICATION SERVICES--3.26%                                                              973,816
                                                                                                    -----------

UTILITIES --

ELECTRIC UTILITIES--3.58%
AES Corp. (The)                                                 06/01/09      9.500     1,000,000     1,070,000

GAS UTILITIES--3.58%
El Paso Corp.                                                   06/15/12      7.875     1,000,000     1,072,500
                                                                                                    -----------
   TOTAL UTILITIES--7.16%                                                                             2,142,500
                                                                                                    -----------
   TOTAL CORPORATE BONDS--79.32%
      (Cost $24,953,730)                                                                             23,732,647
                                                                                                    -----------

U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS

U S GOVERNMENT AGENCIES--17.36%
Farm Credit Discount Note                                       01/02/07      5.140       200,000       199,914
Federal Home Loan Bank                                          01/08/07      5.070     1,800,000     1,797,718
Federal National Mortgage Assoc.                                01/03/07      5.120     1,200,000     1,199,316
Federal National Mortgage Assoc.                                01/10/07      5.160     2,000,000     1,996,839
                                                                                                    -----------
                                                                                                      5,193,787
                                                                                                    -----------
   TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--17.36%
      (Cost $5,193,787)                                                                               5,193,787
                                                                                                    -----------

PREFERRED STOCK

                                                            SHARES      VALUE

FINANCIALS--

DIVERSIFIED FINANCIALS--1.70%
iStar Financial Inc.                                        20,000   $   510,000
                                                                     -----------
   TOTAL FINANCIALS--1.70%                                               510,000
                                                                     -----------
   TOTAL PREFFERED STOCK--1.70%
      (Cost $499,000)                                                    510,000
                                                                     -----------

COMMON STOCK

FINANCIALS--

DIVERSIFIED FINANCIALS--0.07%
Leucadia National Corp. (a)                                    752        21,206
                                                                     -----------
   TOTAL FINANCIALS--0.07%                                                21,206
                                                                     -----------

TELECOMMUNICATION SERVICES--

DIVERSIFIED TELECOMMUNICATION SERVICES--0.02%
XO Holdings Inc. (a) *                                       1,305         5,612
                                                                     -----------
   TOTAL TELECOMMUNICATION SERVICES--0.02%                                 5,612
                                                                     -----------
   TOTAL COMMON STOCK--0.09%
      (Cost $961,481)                                                     26,818
                                                                     -----------
   TOTAL INVESTMENTS--98.47%
      (Cost $31,607,998)                                              29,463,252
   CASH AND OTHER ASSETS, LESS LIABILITIES--1.53%                        457,842
                                                                     -----------
   NET ASSETS--100.00%                                               $29,921,094
                                                                     ===========

*--Non-income producing securities

NOTE TO SCHEDULE OF INVESTMENTS

(a)  Security acquired as part of a unit or in exchange for other securities.

See notes to financial statements.

                                     [CHART]

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

Consumer Discretionary      16.81%
Energy                       8.58%
Financials                  10.26%
Industrials                  6.85%
Information Technology       9.95%
Materials                   19.33%
Telecomunication Services    3.32%
U.S. Government             17.63%
Utilities                    7.27%

STATEMENT OF ASSETS AND LIABILITIES December 31, 2006

HIGH YIELD BOND PORTFOLIO

ASSETS
Investments in securities, at value (Cost $31,607,998)              $29,463,252
Cash and cash equivalents                                                63,212
Prepaid expenses                                                          6,829
Receivable for:
   Capital stock sold                                                    35,998
   Interest                                                             375,188
   Expense reimbursement                                                  5,672
                                                                    -----------
      TOTAL ASSETS                                                   29,950,151
                                                                    -----------
LIABILITIES
Payable to investment adviser for fund expenses                           4,625
Accrued:
   Investment advisory fees                                              13,035
   Administrative service fees                                            5,925
Other liabilities                                                         5,472
                                                                    -----------
      TOTAL LIABILITIES                                                  29,057
                                                                    -----------
      NET ASSETS                                                    $29,921,094
                                                                    ===========
The components of net assets:
   Capital paid-in                                                  $33,138,331
   Accumulated net realized loss on investments                      (1,072,491)
   Net unrealized depreciation of investments                        (2,144,746)
                                                                    -----------
      NET ASSETS                                                    $29,921,094
                                                                    ===========
SHARES OUTSTANDING ($.01 par value per share)                        35,277,510
                                                                    ===========
NET ASSET VALUE PER SHARE                                           $      0.85
                                                                    ===========
Shares authorized                                                    40,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2006

HIGH YIELD BOND PORTFOLIO

INVESTMENT INCOME
Dividends                                                            $   29,839
Interest                                                              1,960,934
                                                                     ----------
      TOTAL INVESTMENT INCOME                                         1,990,773
                                                                     ----------
EXPENSES
Investment advisory fees                                                157,095
Administrative service fees                                              71,407
Professional fees                                                        10,438
Custody and transaction fees                                              7,868
Directors' fees and expenses                                              2,866
Compliance expenses                                                       4,497
Registration fees                                                           739
Insurance expenses                                                       11,212
                                                                     ----------
      TOTAL EXPENSES                                                    266,122
      LESS EXPENSES REIMBURSED                                          (37,453)
                                                                     ----------
      NET EXPENSES                                                      228,669
                                                                     ----------
INVESTMENT INCOME--NET                                                1,762,104
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments                                     (73,717)
   Change in unrealized depreciation of investments                     228,348
                                                                     ----------
NET GAIN ON INVESTMENTS                                                 154,631
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $1,916,735
                                                                     ==========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

HIGH YIELD BOND PORTFOLIO

                                                                      YEAR ENDED DECEMBER 31,
                                                                     -------------------------
                                                                        2006          2005
                                                                     -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income--net                                            $ 1,762,104   $ 1,516,396
   Net realized loss on investments                                      (73,717)     (343,023)
   Change in unrealized appreciation (depreciation)                      228,348    (1,667,528)
                                                                     -----------   -----------
   Net increase (decrease) in net assets resulting from operations     1,916,735      (494,155)
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                                             (1,766,707)   (1,516,422)
CAPITAL SHARE TRANSACTIONS--Net                                        1,942,080     2,102,327
                                                                     -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                2,092,108        91,750
NET ASSETS
   Beginning of year                                                  27,828,986    27,737,236
                                                                     -----------   -----------
   End of year                                                       $29,921,094   $27,828,986
                                                                     ===========   ===========
Undistributed net investment income                                  $        --   $     4,603
                                                                     ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

HIGH YIELD BOND PORTFOLIO

                                                                                 YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------------
                                                                   2006      2005       2004      2003       2002
                                                                 -------   -------    -------   -------    -------
Net asset value, beginning of year                               $  0.84   $  0.91    $  0.86   $  0.77    $  0.86
Income from investment operations
   Investment income--net                                           0.05      0.05       0.05      0.05       0.07
   Net realized and unrealized gain (loss) on investments           0.01     (0.07)      0.05      0.09      (0.09)
                                                                 -------   -------    -------   -------    -------
      Total from investment operations                              0.06     (0.02)      0.10      0.14      (0.02)
Less distributions
   Investment income--net                                          (0.05)    (0.05)     (0.05)    (0.05)     (0.07)
   Capital gains                                                    0.00      0.00       0.00     (0.00)***   0.00
                                                                 -------   -------    -------   -------    -------
      Total distributions                                          (0.05)    (0.05)     (0.05)    (0.05)     (0.07)
                                                                 -------   -------    -------   -------    -------
Net asset value, end of year                                     $  0.85   $  0.84    $  0.91   $  0.86    $  0.77
                                                                 =======   =======    =======   =======    =======
Total return                                                        7.52%    (2.35)%    11.61%    18.48%     (2.80)%
                                                                 =======   =======    =======   =======    =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $29,921   $27,829    $27,737   $24,273    $20,026
Ratio of expenses with reimbursement to average net assets (1)      0.80%     0.80%      0.80%     0.80%      0.80%
Ratio of expenses without reimbursement to average net assets       0.93%     0.93%      0.88%     0.90%      0.90%
Ratio of net investment income to average net assets                6.17%     5.45%      5.57%     6.13%      7.92%
Portfolio turnover rate                                            17.04%     7.94%     29.84%    21.67%      6.28%

***  Amount less than $0.01

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.80% on the High Yield Bond Portfolio until April 30, 2008.

See notes to financial statements.

AMERICAN NATIONAL INTERNATIONAL STOCK PORTFOLIO

MANAGER DISCUSSION

The International Stock Portfolio's objective is to seek long-term growth of capital through investments primarily in the equity securities of established non-U.S. companies. The portfolio is guided by a strategy of investing across the spectrum of Morgan Stanley Capital International--Europe, Australia and Far East Index (MSCI EAFE) constituent countries while also making select investments within larger capitalization Emerging Market equities. The Portfolio utilizes a quantitative and qualitative approach to selecting equity securities within the international universe. Equity investments are primarily made through purchases of American Depository Receipts (ADRs) and, to a lesser degree, U.S.-listed equity securities of foreign companies.

In 2006, the portfolio produced a return of +19.72%, after portfolio expenses, but before product specific charges. Over that same time frame, the broader international markets, as measured by the MSCI EAFE Index, returned +23.47%. Country returns within the EAFE Index were heavily weighted towards small capitalization equities and countries. The smaller capitalization markets of Spain, Sweden, Singapore, Ireland, Norway, and Portugal all had 2006 returns greater than 40% but only represent 8.7% of the EAFE index. 166 securities from these countries are represented within the EAFE Index; however, few ADR's represented by these countries currently trade on American exchanges. As we invest primarily in ADR's, capturing some of this performance was difficult. The worst performing country within the EAFE index in 2006 was Japan--which offered only a 5% return--and Japan represents the largest country component within the EAFE index, comprising 25% of the total, thus a large percentage of our portfolio. This heavy Japanese weighting hurt the portfolio in 2006.

The Portfolio benefited most from it's holdings in the Materials, Utilities and Telecom Services sectors, while the Health Care and Energy sectors hampered performance. The Materials, Utilities, and Telecom Services sectors returned 59%, 55%, and 29% respectively. The Portfolio's Health Care and Energy sector holdings were each up 13% in 2006 vs. the EAFE index return of 24.89%. Energy and Health Care companies within Europe and Asia represent some of the largest companies (by market capitalization) and most stable available for investment opportunities. As such, these companies represent a significant portion of a country's overall return as well as some of the most liquid ADR's available on American exchanges. In the bullish international market of 2006, these lower-risk Health Care and Energy holdings quite simply were not up as much as smaller capitalization international stocks. We anticipate the earnings stability and defensive qualities of Health Care and Energy stocks to lead the international market in the slowing global economy of 2007.

The best performing stocks in the portfolio for 2006 were Arkema, a French chemical company, up 107%; Telenor, a Norwegian telecom service provider, up 85%; International Power, a British electric utility, up 80%; Endesa, a Spanish electric and water utility, up 79%; and Electric de Portugal, a Portuguese electric utility, up 60%. The worst performers in the portfolio included NEC Corp, a Japanese electronic component manufacturer, down 24%; Santos, an Australian energy exploration company, down 18%; Teva Pharmaceutical, an Israeli generic pharmaceutical company, down 15%; and Mitsubishi UFJ Financial Group, Inc., a Japanese bank, down 9%.

In 2006, we rebalanced the sector weightings and moved the portfolio to a more sector-neutral position, in terms of allocations. We also added several Latin American companies in June of 2006 that aided performance in the second half of the year including: Companhia Vale do Rio Doce, a Brazilian mining company, up 50% since acquisition; Tenaris S.A., an Argentinean drill pipe manufacturer up 48%; Telmex, a Mexican telecom service company up 46%; Fomento Economico Mexicano, a Mexican brewer up 40%; and Petroleo Brasileiro, a Brazilian Integrated oil company up 30% since acquisition.

The Euro zone should see continued below trend GDP growth of around 2% for 2007. However, domestic demand across continental Europe is strong and is contributing as much to GDP as is net trade. In Asia, China continues to post strong, yet slightly decelerating, GDP growth in 2007 is projected to be around 9%. China's strong appetite for the consumer and infrastructure markets will continue to be a major factor in the region via intra-Asia trade.

The International Stock Portfolio is well positioned, in our opinion, for the expected continued slow growth in Europe, through exposure to defensive areas of the markets such as Healthcare, Financials, and Energy, while also providing exposure to market sectors that would benefit from continuing global recovery such as Industrials, Materials, and Technology. The Portfolio continues to invest across a broad spectrum of countries while focusing on value-oriented stock picking to provide for future returns.

Sincerely,


Darren W. King, CFA
Portfolio Manager, International Stock Portfolio

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN INTERNATIONAL STOCK
    PORTFOLIO, LIPPER INTERNATIONAL FUND INDEX AND THE MSCI EAFE TOTAL RETURN

                                    [CHART]

AVERAGE ANNUAL RETURNS

1 YEAR                   19.72%
5 YEAR                    9.95%
SINCE INCEPTION          (0.08)%

              INTERNATIONAL                      LIPPER INTERNATIONAL
             STOCK PORTFOLIO   MSCI EAFE TR   MULTI-CAP CORE FUND INDEX
  5/1/00         $10,000          $10,000              $10,000
12/31/00         $ 8,048          $ 8,609              $ 9,050
12/31/01         $ 6,188          $ 6,783              $ 7,301
12/31/02         $ 5,008          $ 5,720              $ 6,291
12/31/03         $ 6,802          $ 7,960              $ 8,555
 6/30/04         $ 7,111          $ 8,203              $ 8,896
12/31/04         $ 7,790          $ 9,361              $10,199
 6/30/05         $ 7,478          $ 9,103              $10,133
12/31/05         $ 8,307          $10,379              $11,602
 6/30/06         $ 9,043          $11,260              $12,653
12/31/06         $ 9,945          $12,815              $14,489

LIPPER INTERNATIONAL MULTI-CAP CORE FUND INDEX
MSCI EAFE TR
INTERNATIONAL STOCK PORTFOLIO

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The International Stock Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolio's shares are available exclusively as a funding vehicle for American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS  December 31, 2006

INTERNATIONAL STOCK PORTFOLIO

COMMON STOCK (a)

                                                             SHARES      VALUE

AUSTRALIA--3.29%
Santos Ltd.                                                     900   $   28,053
Westpac Banking Corp.                                         2,300      219,972
                                                                      ----------
                                                                         248,025

BELGIUM--1.01%
Delhaize Group                                                  100        8,328
Fortis                                                        1,600       68,190
                                                                      ----------
                                                                          76,518

BRAZIL--1.19%
Companhia de Bebidas das Americas (AmBev)                       400       19,520
Companhia Vale do Rio Doce (CVRD)                               350       10,409
Empresa Brasileira de Aeronautica SA (Embraer)                  500       20,705
Petroleo Brasileiro SA                                          375       38,621
                                                                      ----------
                                                                          89,255

DENMARK--0.55%
Novo Nordisk A/S                                                500       41,815

FINLAND--1.16%
Nokia Oyj                                                     4,300       87,376

FRANCE--7.34%
Alcatel-Lucent                                                1,500       21,330
Arkema *                                                         65        3,337
Axa                                                           2,000       80,660
France Telecom SA                                             2,800       77,560
Groupe Danone                                                 1,400       45,640
Sanofi-Aventis                                                3,000      138,510
Total SA                                                      2,600      186,992
                                                                      ----------
                                                                         554,029

GERMANY--6.71%
BASF AG                                                         600       58,320
DaimlerChrysler AG                                            1,200       73,692
Deutsche Bank AG                                                700       93,268
Deutsche Telekom AG                                           5,100       92,820
SAP AG                                                        1,500       79,650
Siemens AG                                                    1,100      108,405
                                                                      ----------
                                                                         506,155

GREECE--0.62%
Hellenic Telecommunications Organization SA                   3,100       46,965

HONG KONG--1.29%
Chartered Semiconductor Manufacturing Ltd. *                    400        3,340
Cheung Kong (Holdings) Ltd.                                   3,100       38,166
Hutchison Whampoa Ltd.                                        1,100       55,903
                                                                      ----------
                                                                          97,409

IRELAND--0.86%
Bank of Ireland                                                 700       64,519

ISRAEL--0.56%
Teva Pharmaceutical Industries Ltd.                           1,350   $   41,958

ITALY--2.34%
Eni S.p.A                                                     1,100       74,008
Luxottica Group S.p.A                                           500       15,335
SanPaolo IMI S.p.A                                              900       41,787
Telecom Italia S.p.A                                          1,500       45,195
                                                                      ----------
                                                                         176,325

JAPAN--18.88%
Canon Inc.                                                    1,800      101,862
Hitachi, Ltd.                                                   700       43,652
Honda Motor Co., Ltd.                                         4,000      158,160
Kirin Brewery Co., Ltd.                                       2,100       32,975
KUBOTA Corp.                                                    350       16,265
Matsushita Electric Industrial Co., Ltd.                      5,300      106,477
Millea Holdings, Inc.                                         1,750       62,773
Mitsubishi UFJ Financial Group, Inc.                         21,500      267,675
Mitsui & Co., Ltd.                                              100       30,190
NEC Corp.                                                     4,300       20,640
Nippon Telegraph and Telephone Corp. (NTT)                    4,600      114,034
SONY Corp.                                                    2,100       89,943
TDK Corp.                                                       300       24,069
Toyota Motor Corp.                                            2,650      355,921
                                                                      ----------
                                                                       1,424,636

LUXEMBOURG--0.30%
Tenaris SA                                                      450       22,450

MEXICO--1.42%
Cemex SAB de CV                                               1,150       38,904
Fomento Economico Mexicano, SAB de CV                           200       23,152
Telefonos de Mexico SA de CV (Telmex)                         1,600       45,184
                                                                      ----------
                                                                         107,240

NETHERLANDS--3.09%
ABN AMRO Holding NV                                           1,000       32,050
Aegon NV                                                        900       17,055
ING Groep NV                                                  1,200       53,004
Koninklijke Ahold NV *                                          800        8,464
Koninklijke (Royal) KPN NV                                    1,300       18,538
Koninklijke (Royal) Philips Electronics NV                      700       26,306
Royal Dutch Shell PLC                                         1,100       77,869
                                                                      ----------
                                                                         233,286

NORWAY--1.13%
Norsk Hydro ASA                                               1,500       46,005
Telenor ASA                                                     700       39,501
                                                                      ----------
                                                                          85,506

COMMON STOCK (a)

                                                             SHARES     VALUE

PORTUGAL--0.34%
EDP - Energias de Portugal, SA                                  300   $   15,198
Portugal Telecom, SGPS, SA                                      800       10,352
                                                                      ----------
                                                                          25,550

SOUTH AFRICA--0.44%
Sasol                                                           900       33,210

SOUTH KOREA--1.15%
Kookmin Bank                                                    625       50,400
Shinhan Financial Group Co., Ltd.                               350       36,169
                                                                      ----------
                                                                          86,569

SPAIN--3.85%
Banco Bilbao Vizcaya Argentaria, SA                           2,500       60,150
Banco Santander Central Hispano SA                            4,600       85,836
Endesa, SA                                                      800       37,216
Repsol YPF, SA                                                  900       31,050
Telefonica SA                                                 1,200       76,500
                                                                      ----------
                                                                         290,752

SWEDEN--2.38%
Telefonaktiebolaget LM Ericsson                               3,900      156,897
Volvo AB                                                        325       22,367
                                                                      ----------
                                                                         179,264

SWITZERLAND--7.20%
ABB Ltd.                                                      2,700       48,546
Adecco SA                                                       700       11,991
Merck Serono SA                                                 400        8,912
Nestle SA                                                     1,500      133,018
Novartis AG                                                   2,500      143,600
Roche Holding AG                                                600       53,699
Swisscom AG                                                     600       22,656
UBS AG                                                        2,000      120,660
                                                                      ----------
                                                                         543,082

TAIWAN--0.88%
Singapore Telecommunications Ltd.                             2,565       54,834
Taiwan Semiconductor Manufacturing Co. Ltd.                   1,081       11,815
                                                                      ----------
                                                                          66,649

UNITED KINGDOM--16.68%
Acergy SA *                                                   2,150       41,409
AstraZeneca PLC                                                 900       48,195
BG Group PLC                                                  1,200       82,128
BP PLC                                                        4,425      296,917
BT Group PLC                                                  1,400       83,846
Barclays PLC                                                  2,700      156,978
Cadbury Schweppes PLC                                           900       38,637
Diageo PLC                                                      950       75,345
GlaxoSmithKline PLC                                           2,600      137,176
Imperial Chemical Industries PLC                                500   $   17,715
International Power PLC                                         200       15,162
Rio Tinto PLC                                                   300       63,747
Unilever PLC                                                  2,160       60,091
Vodafone Group PLC                                            4,112      114,231
WPP Group PLC                                                   400       27,096
                                                                      ----------
                                                                       1,258,673
                                                                      ----------
   TOTAL COMMON STOCK--84.66%
      (Cost $5,992,851)                                                6,387,216
                                                                      ----------

U S GOVERNMENT AGENCY
SHORT-TERM OBLIGATIONS

                                                             FACE
                                                            AMOUNT

U S GOVERNMENT AGENCIES--15.24%
Federal Home Loan Bank, 5.0%, 01/02/07                     $740,000   $  739,692
Federal Home Loan Bank, 4.8%, 01/03/07                      410,000      409,781
                                                                      ----------

   TOTAL U S GOVERNMENT AGENCY
   SHORT-TERM OBLIGATIONS--15.24%
      (Cost $1,149,473)                                                1,149,473
                                                                      ----------
   TOTAL INVESTMENTS--99.90%
      (Cost $7,142,324)                                                7,536,689
   CASH AND OTHER ASSETS, LESS LIABILITIES--0.10%                          7,624
                                                                      ----------
   NET ASSETS--100.00%                                                $7,544,313
                                                                      ==========

*--Non-income producing securities

NOTE TO SCHEDULE OF INVESTMENTS

(a) This portfolio invests primarily in depositary receipts, which include ADRs. These securities are negotiable U.S. securities that generally represent a non-U.S company's publicly traded equity and are usually U.S. dollar-denominated.

See notes to financial statements.

                                     [CHART]

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

Consumer Discretionary        9.65%
Consumer Staples              5.91%
Energy                       10.72%
Financials                   20.56%
Health Care                   8.35%
Industrials                   4.39%
Information Technology        9.89%
Materials                     2.94%
Telecommunication Services   10.35%
U.S. Government              15.25%
Utilities                     1.99%

STATEMENT OF ASSETS AND LIABILITIES December 31, 2006

INTERNATIONAL STOCK PORTFOLIO

ASSETS
Investments in securities, at value (Cost $7,142,324)               $ 7,536,689
Cash and cash equivalents                                                 2,982
Prepaid expenses                                                          1,564
Receivable for:
   Dividends                                                              9,118
   Capital stock sold                                                     5,371
   Expense reimbursement                                                  4,153
                                                                    -----------
      TOTAL ASSETS                                                    7,559,877
                                                                    -----------
LIABILITIES
Payable to investment adviser for fund expenses                           3,739
Accrued:
   Investment advisory fees                                               4,429
   Administrative service fees                                            1,476
Other liabilities                                                         5,920
                                                                    -----------
      TOTAL LIABILITIES                                                  15,564
                                                                    -----------
      NET ASSETS                                                    $ 7,544,313
                                                                    ===========
The components of net assets:
   Capital paid-in                                                  $ 7,331,002
   Accumulated net realized loss on investments                        (181,054)
   Net unrealized appreciation of investments                           394,365
                                                                    -----------
      NET ASSETS                                                    $ 7,544,313
                                                                    ===========
SHARES OUTSTANDING ($.01 par value per share)                         8,116,253
                                                                    ===========
NET ASSET VALUE PER SHARE                                           $      0.93
                                                                    ===========
Shares authorized                                                    45,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2006

INTERNATIONAL STOCK PORTFOLIO

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $21,649)                   $  163,247
Interest                                                                 34,218
                                                                     ----------
      TOTAL INVESTMENT INCOME                                           197,465
                                                                     ----------
EXPENSES
Investment advisory fees                                                 48,885
Administrative service fees                                              16,295
Professional fees                                                        10,438
Custody and transaction fees                                              8,832
Directors' fees and expenses                                              2,866
Compliance expenses                                                         949
Registration fees                                                           740
Insurance expenses                                                        2,234
                                                                     ----------
      TOTAL EXPENSES                                                     91,239
      LESS EXPENSES REIMBURSED                                          (19,503)
                                                                     ----------
      NET EXPENSES                                                       71,736
                                                                     ----------
INVESTMENT INCOME--NET                                                  125,729
                                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                     102,806
   Change in unrealized appreciation of investments                     937,063
                                                                     ----------
NET GAIN ON INVESTMENTS                                               1,039,869
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $1,165,598
                                                                     ==========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

INTERNATIONAL STOCK PORTFOLIO

                                                                YEAR ENDED
                                                               DECEMBER 31,
                                                          -----------------------
                                                             2006         2005
                                                          ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income--net                                 $  125,729   $   69,326
   Net realized gain (loss) on investments                   102,806      (54,516)
   Change in unrealized appreciation                         937,063      370,751
                                                          ----------   ----------
   Net increase in net assets resulting from operations    1,165,598      385,561
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                                   (125,729)     (69,326)
CAPITAL SHARE TRANSACTIONS--Net                              799,322      626,502
                                                          ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    1,839,191      942,737
NET ASSETS
   Beginning of year                                       5,705,122    4,762,385
                                                          ==========   ==========
   End of year                                            $7,544,313   $5,705,122
                                                          ==========   ==========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

INTERNATIONAL STOCK PORTFOLIO

                                                                      YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------
                                                             2006     2005     2004     2003     2002
                                                            ------   ------   ------   ------   -------
Net asset value, beginning of year                          $ 0.79   $ 0.75   $ 0.66   $ 0.49   $  0.61
Income from investment operations
   Investment income--net                                     0.02     0.01     0.01     0.01      0.00
   Net realized and unrealized gain (loss) on investments     0.14     0.04     0.09     0.17     (0.12)
      Total from investment operations                        0.16     0.05     0.10     0.18     (0.12)
Less distributions
   Investment income--net                                    (0.02)   (0.01)   (0.01)   (0.01)     0.00
                                                            ------   ------   ------   ------   -------
      Total distributions                                    (0.02)   (0.01)   (0.01)   (0.01)     0.00
                                                            ------   ------   ------   ------   -------
Net asset value, end of year                                $ 0.93   $ 0.79   $ 0.75   $ 0.66   $  0.49
                                                            ======   ======   ======   ======   =======
Total return                                                 19.72%    6.64%   14.53%   35.81%   (19.06)%
                                                            ======   ======   ======   ======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                     $7,544   $5,705   $4,762   $3,743   $ 2,681
Ratio of expenses with reimbursement to average
   net assets (1)                                             1.10%    1.10%    1.10%    1.10%     1.10%
Ratio of expenses without reimbursement to average
   net assets                                                 1.40%    1.45%    1.35%    1.52%     1.54%
Ratio of net investment income to average net assets          1.93%    1.34%    0.91%    1.01%     0.69%
Portfolio turnover rate                                      30.06%    1.32%    4.22%    0.00%     0.00%

(1) SM&R has voluntarily agreed to waive or reduce expenses to 1.10% on the International Stock Portfolio until April 30, 2008.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 2006

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

The American National Investment Accounts, Inc. (the "Fund") is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Fund is comprised of the Growth, Equity Income, Balanced, Money Market, Government Bond, Small-Cap/Mid-Cap, High Yield Bond and International Stock Portfolios.

Shares of the Fund, other than the initial capitalization, will be sold only to separate accounts of American National Insurance Company ("American National").

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

SECURITY VALUATION:

Investments in securities listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Other securities are valued based on market quotations or at fair value as determined by a pricing service approved by the Board of Directors. Prices provided by the pricing service represent valuations at bid prices or on a basis determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper and short-term obligations are stated at amortized cost, which is equivalent to fair value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Premiums and discounts on securities are amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

FEDERAL INCOME TAXES:

For federal income tax purposes, each portfolio is treated as a separate entity. The Fund intends to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intends to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements.

TAX YEAR ENDING                                      EXPIRATION
DECEMBER 31, 2006               LOSS CARRYFORWARDS     DATES
-----------------               ------------------   ----------
Government Bond Portfolio           $   26,987          2012
                                    $   93,477          2013
                                    $  147,442          2014
Small-Cap/Mid-Cap Portfolio         $1,429,619          2011
                                    $   49,937          2012
High Yield Bond Portfolio           $  655,752          2011
                                    $  343,022          2013
                                    $   73,717          2014
International Stock Portfolio       $   40,960          2009
                                    $   35,288          2010
                                    $   23,939          2011
                                    $   80,867          2013

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:

Fund shares are sold in a continuous public offering at net asset value. The Fund may repurchase shares at net asset value. Dividends and other distributions are recorded by each portfolio on the ex-dividend date and may be reinvested at net asset value.

Each Portfolio may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

EXPENSES:

Operating expenses not directly attributable to a portfolio are prorated among the portfolios of the Fund based on the relative amount of each portfolio's net assets or shareholders.

NOTE 2--INVESTMENT ADVISORY AND SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement and an administrative service agreement with Securities Management and Research, Inc. ("SM&R"). SM&R is a wholly-owned subsidiary of American National. Investment advisory and service fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

                                 INVESTMENT    SERVICE
                                ADVISORY FEE     FEE

Growth Portfolio                    0.50%       0.25%
Equity Income Portfolio             0.50%       0.25%
Balanced Portfolio                  0.50%       0.25%
Money Market Portfolio              0.50%       0.25%
Government Bond Portfolio           0.50%       0.25%
Small-Cap/Mid-Cap Portfolio         1.25%       0.25%
High Yield Bond Portfolio           0.55%       0.25%
International Stock Portfolio       0.75%       0.25%

In addition to the investment advisory fee and the administrative service fee, the Fund is responsible for paying most other operating expenses including independent directors' fees and expenses, safekeeping fees, legal fees, auditing services, insurance, interest, the salary and other expenses of the Chief Compliance Officer, and miscellaneous expenses.

Effective June 1, 2002, and until April 30, 2008, SM&R has voluntarily agreed to reimburse expenses (after applicable waivers) which exceed the following percentages of each portfolio's average daily net assets:

                      Growth Portfolio                0.87%
                      Equity Income Portfolio         0.79%
                      Balanced Portfolio              0.81%
                      Money Market Portfolio          0.56%
                      Government Bond Portfolio       0.35%
                      Small-Cap/Mid-Cap Portfolio     1.12%
                      High Yield Bond Portfolio       0.80%
                      International Stock Portfolio   1.10%

Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors.

As of December 31, 2006, SM&R and American National had the following ownership in the Fund:

                                                                       AMERICAN NATIONAL                AMERICAN NATIONAL
                                             SM&R                     CORPORATE ACCOUNTS                SEPARATE ACCOUNTS
                                -----------------------------   ------------------------------   ------------------------------
                                            PERCENT OF SHARES                PERCENT OF SHARES                PERCENT OF SHARES
                                  SHARES       OUTSTANDING        SHARES        OUTSTANDING        SHARES        OUTSTANDING
Growth Portfolio                  157,672         1.32%          3,079,486         25.75%         8,721,508         72.93%
Equity Income Portfolio           216,925         1.60%          4,161,848         30.59%         9,224,807         67.81%
Balanced Portfolio                111,297         0.98%          3,768,119         33.28%         7,442,452         65.74%
Money Market Portfolio            250,942         0.62%          2,930,899          7.20%        37,510,700         92.18%
Government Bond Portfolio              --         0.00%          6,758,064         52.72%         6,060,388         47.28%
Small-Cap/Mid-Cap Portfolio       400,000         2.42%          2,000,000         12.11%        14,114,528         85.47%
High Yield Bond Portfolio              --         0.00%         32,231,968         91.37%         3,045,542          8.63%
International Stock Portfolio   1,603,953        19.76%          3,742,558         46.11%         2,769,742         34.13%

NOTE 3--COST, PURCHASES AND SALES OF INVESTMENTS

Aggregate purchases and sales of investments, other than commercial paper and short-term obligations, were as follows:

                                 PURCHASES       SALES

Growth Portfolio                $15,604,129   $16,809,963
Equity Income Portfolio         $11,905,740   $12,710,141
Balanced Portfolio              $ 2,046,992   $ 2,184,499
Government Bond Portfolio       $ 8,418,695   $ 5,270,557
Small-Cap/Mid-Cap Portfolio     $18,800,355   $17,685,752
High Yield Bond Portfolio       $ 6,044,765   $ 3,900,007
International Stock Portfolio   $ 2,039,365   $ 1,773,633

Gross unrealized appreciation and depreciation as of December 31, 2006, based on the cost for federal income tax purposes is as follows:

                                    COST      APPRECIATION   DEPRECIATION       NET
Growth Portfolio                $17,539,632    $2,788,100     $  178,464    $ 2,609,636
Equity Income Portfolio         $20,456,125    $4,489,529     $  562,137    $ 3,927,392
Balanced Portfolio              $14,934,440    $2,336,214     $  357,701    $ 1,978,513
Government Bond Portfolio       $12,884,077    $   57,320     $   75,728    $   (18,408)
Small-Cap/Mid-Cap Portfolio     $ 4,347,710    $  667,822     $   14,503    $   653,319
High Yield Bond Portfolio       $31,607,998    $  450,802     $2,595,548    $(2,144,746)
International Stock Portfolio   $ 7,142,324    $1,378,861     $  984,496    $   394,365

NOTE 4--CAPITAL STOCK
GROWTH PORTFOLIO

                                                                      YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------
                                                                  2006                       2005
                                                        ------------------------   ------------------------
                                                          SHARES        AMOUNT       SHARES        AMOUNT
                                                        ----------   -----------   ----------   -----------
Sale of capital shares                                     469,039   $   771,209      512,262   $   790,614
Investment income dividends reinvested                     131,678       222,536      134,385       210,985
Distributions from net realized gains reinvested           444,416       751,070
                                                        ----------   -----------   ----------   -----------
Subtotals                                                1,045,133     1,744,815      646,647     1,001,599
Redemptions of capital shares                             (851,087)   (1,404,370)    (893,411)   (1,376,381)
                                                        ----------   -----------   ----------   -----------
Net increase (decrease) in capital shares outstanding      194,046   $   340,445     (246,764)  $  (374,782)
                                                                     ===========                ===========
Shares outstanding at beginning of year                 11,764,620                 12,011,384
                                                        ----------                 ----------
Shares outstanding at end of year                       11,958,666                 11,764,620
                                                        ==========                 ==========

EQUITY INCOME PORTFOLIO

                                                                      YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------
                                                                  2006                       2005
                                                        ------------------------   ------------------------
                                                          SHARES        AMOUNT       SHARES        AMOUNT
                                                        ----------   -----------   ----------   -----------
Sale of capital shares                                     817,409   $ 1,483,387      710,742   $ 1,219,126
Investment income dividends reinvested                     411,460       740,622      220,622       372,852
Distributions from net realized gains reinvested           944,234     1,699,632      308,196       520,850
                                                        ----------   -----------   ----------   -----------
Subtotals                                                2,173,103     3,923,641    1,239,560     2,112,828
Redemptions of capital shares                           (2,004,091)   (3,614,409)  (1,414,517)   (2,420,388)
                                                        ----------   -----------   ----------   -----------
Net increase (decrease) in capital shares outstanding      169,012   $   309,232     (174,957)  $  (307,560)
                                                                     ===========                ===========
Shares outstanding at beginning of year                 13,434,568                 13,609,525
                                                        ----------                 ----------
Shares outstanding at end of year                       13,603,580                 13,434,568
                                                        ==========                 ==========

BALANCED PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                             2006                       2005
                                                   ------------------------   ------------------------
                                                     SHARES        AMOUNT       SHARES        AMOUNT
                                                   ----------   -----------   ----------   -----------
Sale of capital shares                              1,625,923   $ 2,419,138    1,390,396   $ 1,998,110
Investment income dividends reinvested                257,916       386,882      209,182       292,854
Distributions from net realized gains reinvested      171,395       257,101      191,995       268,794
                                                   ----------   -----------   ----------   -----------
Subtotals                                           2,055,234     3,063,121    1,791,573     2,559,758
Redemptions of capital shares                      (1,051,294)   (1,544,386)    (940,722)   (1,353,914)
                                                   ----------   -----------   ----------   -----------
Net increase in capital shares outstanding          1,003,940   $ 1,518,735      850,851   $ 1,205,844
                                                                ===========                ===========
Shares outstanding at beginning of year            10,317,928                  9,467,077
                                                   ----------                 ----------
Shares outstanding at end of year                  11,321,868                 10,317,928
                                                   ==========                 ==========

MONEY MARKET PORTFOLIO

                                                                   YEAR ENDED DECEMBER 31,
                                                   -------------------------------------------------------
                                                              2006                         2005
                                                   --------------------------   --------------------------
                                                      SHARES        AMOUNT         SHARES        AMOUNT
                                                   -----------   ------------   -----------   ------------
Sale of capital shares                              20,206,323   $ 20,206,323    18,147,245   $ 18,147,245
Investment income dividends reinvested               1,640,135      1,640,135       857,084        857,084
                                                   -----------   ------------   -----------   ------------
Subtotals                                           21,846,458     21,846,458    19,004,329     19,004,329
Redemptions of capital shares                      (15,494,958)   (15,494,958)  (14,654,742)   (14,654,742)
                                                   -----------   ------------   -----------   ------------
Net increase in capital shares outstanding           6,351,500   $  6,351,500     4,349,587   $  4,349,587
                                                                 ============                 ============
Shares outstanding at beginning of year             34,341,041                   29,991,454
                                                   -----------                  -----------
Shares outstanding at end of year                   40,692,541                   34,341,041
                                                   ===========                  ===========

GOVERNMENT BOND PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------
                                                             2006                       2005
                                                   ------------------------   -----------------------
                                                     SHARES        AMOUNT       SHARES       AMOUNT
                                                   ----------   -----------   ----------   ----------
Sale of capital shares                              1,314,300   $ 1,359,952    1,877,936   $1,969,420
Investment income dividends reinvested                528,958       540,033      392,355      404,126
                                                   ----------   -----------   ----------   ----------
Subtotals                                           1,843,258     1,899,985    2,270,291    2,373,546
Redemptions of capital shares                      (1,405,843)   (1,464,571)    (751,664)    (788,891)
                                                   ----------   -----------   ----------   ----------
Net increase in capital shares outstanding            437,415   $   435,414    1,518,627   $1,584,655
                                                                ===========                ==========
Shares outstanding at beginning of year            12,381,037                 10,862,410
                                                   ----------                 ----------
Shares outstanding at end of year                  12,818,452                 12,381,037
                                                   ==========                 ==========

SMALL-CAP/MID-CAP PORTFOLIO

                                                                YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------
                                                             2006                     2005
                                                   -----------------------   ----------------------
                                                     SHARES        AMOUNT      SHARES       AMOUNT
                                                   ----------   ----------   ----------   ---------
Sale of capital shares                              5,228,888   $1,529,265    2,941,209   $ 718,043
Redemptions of capital shares                      (1,945,312)    (568,365)  (2,142,222)   (534,844)
                                                   ----------   ----------   ----------   ---------
Net increase in capital shares outstanding          3,283,576   $  960,900      798,987   $ 183,199
                                                                ==========                =========
Shares outstanding at beginning of year            13,230,952                12,431,965
                                                   ----------                ----------
Shares outstanding at end of year                  16,514,528                13,230,952
                                                   ==========                ==========

HIGH YIELD BOND PORTFOLIO

                                                                YEAR ENDED DECEMBER 31,
                                                   -------------------------------------------------
                                                             2006                      2005
                                                   -----------------------   -----------------------
                                                     SHARES        AMOUNT      SHARES       AMOUNT
                                                   ----------   ----------   ----------   ----------
Sale of capital shares                                779,420   $  675,172    1,122,227   $1,008,743
Investment income dividends reinvested              2,073,061    1,766,707    1,805,265    1,516,422
                                                   ----------   ----------   ----------   ----------
Subtotals                                           2,852,481    2,441,879    2,927,492    2,525,165
Redemptions of capital shares                        (574,042)    (499,799)    (472,317)    (422,838)
                                                   ----------   ----------   ----------   ----------
Net increase in capital shares outstanding          2,278,439   $1,942,080    2,455,175   $2,102,327
                                                                ==========                ==========
Shares outstanding at beginning of year            32,999,071                30,543,896
                                                   ----------                ----------
Shares outstanding at end of year                  35,277,510                32,999,071
                                                   ==========                ==========

INTERNATIONAL STOCK PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------
                                                            2006                     2005
                                                   ----------------------   ---------------------
                                                     SHARES       AMOUNT      SHARES      AMOUNT
                                                   ---------   ----------   ---------   ---------
Sale of capital shares                             1,233,232   $1,067,948   1,044,022   $ 779,604
Investment income dividends reinvested               135,194      125,729      87,755      69,326
                                                   ---------   ----------   ---------   ---------
Subtotals                                          1,368,426    1,193,677   1,131,777     848,930
Redemptions of capital shares                       (455,142)    (394,355)   (295,014)   (222,428)
                                                   ---------   ----------   ---------   ---------
Net increase in capital shares outstanding           913,284   $  799,322     836,763   $ 626,502
                                                               ==========               =========
Shares outstanding at beginning of year            7,202,969                6,366,206
                                                   ---------                ---------
Shares outstanding at end of year                  8,116,253                7,202,969
                                                   =========                =========

RECLASSIFICATION OF CAPITAL ACCOUNTS:

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no net effect on net assets or net asset value per share. For the year ended December 31, 2006, each series recorded the following reclassification to the accounts listed below:

                                                                    ACCUMULATED NET
                                                  ACCUMULATED NET    REALIZED GAIN
                                PAID IN CAPITAL   INVESTMENT LOSS        (LOSS)
                                ---------------   ---------------   ---------------
Growth Portfolio                         6                 0               (6)
Equity Income Portfolio                  4                 7              (11)
Balanced Portfolio                      17                (8)              (9)
Government Bond Portfolio              497              (497)               0
Sm-Cap/Mid-Cap Portfolio            (6,201)            6,201                0
High Yield Bond Portfolio            4,606            (4,606)               0
International Stock Portfolio           (1)                1                0

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the following years ended December 31:

                                                            2006         2005
                                                         ----------   ----------
GROWTH PORTFOLIO
   Distributions paid from:
      Ordinary income                                    $  222,536   $  210,985
      Long-term capital gain                                751,070           --
                                                         ----------   ----------
                                                         $  973,606   $  210,985
                                                         ==========   ==========
EQUITY PORTFOLIO
   Distributions paid from:
      Ordinary income                                    $  943,720   $  372,851
      Long-term capital gain                              1,496,534      520,851
                                                         ----------   ----------
                                                         $2,440,254   $  893,702
                                                         ==========   ==========
BALANCED PORTFOLIO
   Distributions paid from:
      Ordinary income                                    $  400,263   $  298,786
      Long-term capital gain                                243,720      262,862
                                                         ----------   ----------
                                                         $  643,983   $  561,648
                                                         ==========   ==========
MONEY MARKET PORTFOLIO
   Distributions paid from:
      Ordinary income                                    $1,640,135   $  857,075
      Long-term capital gain                                     --           --
                                                         ----------   ----------
                                                         $1,640,135   $  857,075
                                                         ==========   ==========
GOVERNMENT BOND PORTFOLIO
   Distributions paid from:
      Ordinary income                                    $  540,033   $  404,126
      Long-term capital gain                                     --           --
                                                         ----------   ----------
                                                         $  540,033   $  404,126
                                                         ==========   ==========
HIGH YIELD BOND PORTFOLIO
   Distributions paid from:
      Ordinary income                                    $1,766,707   $1,516,422
      Long-term capital gain                                     --           --
                                                         ----------   ----------
                                                         $1,766,707   $1,516,422
                                                         ==========   ==========
INTERNATIONAL STOCK PORTFOLIO
   Distributions paid from:
      Ordinary income                                    $  125,729   $   69,326
      Long-term capital gain                                     --           --
                                                         ----------   ----------
                                                         $  125,729   $   69,326
                                                         ==========   ==========

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

GROWTH PORTFOLIO
Unrealized appreciation                                             $ 2,609,636
                                                                    -----------
   Total Accumulated Earnings                                       $ 2,609,636
                                                                    ===========
EQUITY INCOME PORTFOLIO
Accumulated capital and other losses                                        (42)
Unrealized appreciation                                             $ 3,927,392
                                                                    -----------
   Total Accumulated Earnings                                       $ 3,927,350
                                                                    ===========
BALANCED PORTFOLIO
Accumulated capital and other losses                                    (12,272)
Unrealized appreciation                                             $ 1,978,513
                                                                    -----------
   Total Accumulated Earnings                                       $ 1,966,241
                                                                    ===========
GOVERNMENT BOND PORTFOLIO
Accumulated capital and other losses                                $  (267,906)
Unrealized depreciation                                                 (18,408)
                                                                    -----------
   Total Accumulated Deficit                                        $  (286,314)
                                                                    ===========
SMALL-CAP/MID-CAP PORTFOLIO
Accumulated capital and other losses                                $(1,479,556)
Unrealized appreciation                                                 653,319
                                                                    -----------
   Total Accumulated Earnings (Deficit)                             $  (826,237)
                                                                    ===========
HIGH YIELD BOND PORTFOLIO
Accumulated capital and other losses                                $(1,072,491)
Unrealized depreciation                                              (2,144,746)
                                                                    -----------
   Total Accumulated Deficit                                        $(3,217,237)
                                                                    ===========
INTERNATIONAL STOCK PORTFOLIO
Accumulated capital and other losses                                $  (181,054)
Unrealized appreciation                                                 394,365
                                                                    -----------
   Total Accumulated Earnings                                       $   213,311
                                                                    ===========

NOTE 6--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact for FIN 48, if any, on the Funds' financial statements and intends for the Funds to adopt the FIN 48 provisions during 2007.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee, Board of
Directors and Shareholders
American National Investment Accounts, Inc.
League City, Texas

We have audited the accompanying statements of assets and liabilities of American National Investment Accounts, Inc. (comprised of the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio, Money Market Portfolio, Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio and International Stock Portfolio, hereafter referred to as "the Funds"), including the schedules of investments, as of December 31, 2006, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the 2006 financial statements and financial highlights based on our audits. The statement of changes in net assets of the Funds for the year ended December 31, 2005, and the financial highlights for each of the four years in the period ended December 31, 2005, were audited by other accountants whose report dated January 27, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2006 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2006, and the results their operations, changes in their net assets and their financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ BKD, LLP
Houston, Texas
February 12, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Shareholders and Board of Directors
American National Investment Accounts, Inc.

We have audited the accompanying statement of changes in net assets for the year ended December 31, 2005 of American National Investment Accounts(comprised of Growth, Equity Income, Balanced, Money Market, Government Bond, High Yield Bond, and Small-Cap/Mid-Cap and International Stock portfolios), each a series of American National Investment Accounts, Inc. and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the changes in net assets of American National Investment Accounts, Inc. for the year ended December 31, 2005, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP
Philadelphia, Pennsylvania
January 27, 2006

SUPPLEMENTAL INFORMATION
(Unaudited) (As of 02/28/07)

Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling (800) 231-4639.

INDEPENDENT DIRECTORS

                                                                                                                 NUMBER OF
                                                                                                               PORTFOLIOS IN
                                             TERM OF OFFICE                                                     FUND COMPLEX
     NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF               PRINCIPAL OCCUPATION(S)               OVERSEEN BY
         AND AGE              WITH FUND        TIME SERVED                  DURING PAST 5 YEARS                   DIRECTOR
-----------------------   ----------------   --------------   ----------------------------------------------   -------------
Florentino F. Gonzalez    Director           Indefinite       HR Consultant, The University of Texas Medical        19*
2450 South Shore Blvd.,                      Since 11/05      Branch at Galveston
League City, TX 77573
Age 47

Edwin K. Nolan            Director           Indefinite       Investor and Attorney, Law Offices, Edwin K.          19*
2450 South Shore Blvd.,                      Since 11/97      Nolan, P.C.
League City, TX 77573
Age 63                    Nominating         Indefinite       Director/Owner of Canyon Lake Aviation, Inc.
                          Committee          Since 11/00

                          Audit Committee    Indefinite       Director of Hancock Mini Mart, Inc.
                                             Since 11/03

Robert V. Shattuck        Director           Indefinite       Attorney, Law Offices, Robert V. Shattuck, Jr.        19*
2450 South Shore Blvd.,                      Since 11/97
League City, TX 77573     Nominating
Age 65                    Committee          Indefinite
                                             Since 11/00

Donald P. Stevens         Director           Indefinite       Assistant to the President for Governmental           19*
2450 South Shore Blvd.,                      Since 9/00       Relations of the University of Texas Medical
League City, TX 77573                                         Branch, Galveston, TX
Age 59                    Nominating         Indefinite
                          Committee          Since 11/00      Vice President and Director, Jamail Galveston
                                                              Foundation (a family charitable foundation)
                          Audit Committee    Indefinite
                                             Since 11/05

Steven H. Stubbs          Director           Indefinite       President and Director of Dancing Rabbit              19*
2450 South Shore Blvd.,                      Since 9/00       Press, Inc. (a publishing company)
League City, TX 77573
Age 68                    Audit Committee    Indefinite       Director, Neshoba County Public Library
                          Chairman           Since 8/03

INTERESTED DIRECTORS

                                                                                                           NUMBER OF
                                                                                                        PORTFOLIOS IN
                                             TERM OF OFFICE                                              FUND COMPLEX    INTERESTED
     NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF           PRINCIPAL OCCUPATION(S)            OVERSEEN BY      DIRECTOR
         AND AGE              WITH FUND        TIME SERVED              DURING PAST 5 YEARS                DIRECTOR     RELATIONSHIP
-----------------------   ----------------   --------------   ---------------------------------------   -------------   ------------
Michael W. McCroskey      President &        Indefinite       President, CEO, Director and member of         19*             (1)
2450 South Shore Blvd.,   Director           Since 8/94       Executive Committee of Securities
League City, TX 77573                                         Management and Research, Inc. (SM&R)^
Age 63
                                                              Executive Vice President and Treasurer
                                                              of American National Insurance Company

                                                              Vice President of Garden State Life
                                                              Insurance Company^

                                                              Vice President of American National
                                                              Property & Casualty Company^

                                                              Vice President of Standard Life &
                                                              Accident Insurance Company^

                                                              Vice President of Pacific Property and
                                                              Casualty Company^

                                                              Assistant Secretary of American
                                                              National General Insurance Company^

                                                              Assistant Secretary of American
                                                              National Life Insurance Company of
                                                              Texas^

                                                              Director and President of ANREM
                                                              Corporation (real estate management
                                                              company)^

                                                              Vice President and Director of ANTAC
                                                              Corporation (real estate management
                                                              company)^

                                                              Director of Comprehensive Investment
                                                              Services, Inc. (investment services
                                                              company)^

                                                              Vice President of Farm Family Life
                                                              Insurance Company^

                                                              Vice President of Farm Family Casualty
                                                              Insurance Company^

                                                              Vice President of United Farm Family
                                                              Insurance Company^

                                                              Vice President and Director of Eagle
                                                              99, Inc. (real estate investment
                                                              company)^

                                                              President and Director of ANH(2)O, Inc.
                                                              (real estate investment company)^

                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN
                                             TERM OF OFFICE                                             FUND COMPLEX     INTERESTED
     NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF           PRINCIPAL OCCUPATION(S)            OVERSEEN BY      DIRECTOR
        AND AGE               WITH FUND        TIME SERVED              DURING PAST 5 YEARS               DIRECTOR      RELATIONSHIP
-----------------------   ----------------   --------------   ---------------------------------------   -------------   ------------
Lea McLeod Matthews       Director           Indefinite       Writer/Communications Specialist               19*             (2)
2450 South Shore Blvd.,                      Since 8/94       Nashville, TN (10/06-Present)
League City, TX 77573
Age 44                                                        Psychology Intern, Vanderbilt
                                                              University Medical Center, Division of
                                                              Adult Psychiatry (8/05-10/06)

                                                              Communications Specialist, National
                                                              Western Life Insurance Company
                                                              (5/02-8/05)

                                                              Director of Garden State Life Insurance
                                                              Company^

                                                              Senior Communications Specialist, Texas
                                                              Guaranteed Student Loan Corporation
                                                              (1/01-5/02)

Ann McLeod Moody          Director           Indefinite       Housewife, Personal Investments                19*            (3,2)
2450 South Shore Blvd.,                      Since 11/97
League City, TX 77573                                         Director of Moody Gardens, Inc.
Age 69                                                        (charitable organization)

Jamie G. Williams         Director           Indefinite       Regional Grants Director, The Moody            19*             (4)
2450 South Shore Blvd.,                      Since 11/97      Foundation (charitable foundation)
League City, TX 77573
Age 60                                                        President's Advisory Council, Dallas
                                                              Center for the Performing Arts
                                                              Foundation (organization that supports
                                                              the arts in the Dallas, TX area)

(1) Mr. McCroskey serves as an officer and director of SM&R, the Funds' investment adviser. He also serves as an officer of SM&R's parent company, American National Insurance Company ("American National").

(2) Ms. Matthews is the step-daughter of Robert L. Moody. Mr. Moody is the Chairman of the Board and Chief Executive Officer of American National, the parent of SM&R. Mr. Moody is also a trustee of The Moody Foundation, a charitable foundation established for charitable and educational purposes, which owns approximately 23.23% of the outstanding common shares of American National, and he serves as Chairman of the Board, President and Chief Executive Officer of The Moody National Bank of Galveston (the "Bank"), which, in its capacity as trustee and custodian, votes approximately 46.55% of the outstanding common shares of American National. Mr. Moody is also the President and a director of the companies owning the controlling interests in such bank, and he is a life income beneficiary of one of such trusts.

     Ms. Matthews is the daughter of Funds' director Ann McLeod Moody.

(3) Ms. Moody is the spouse of Robert L. Moody. See footnote 2 above. Ms. Moody is the mother of Funds' director Lea McLeod Matthews.

(4) Ms. Williams is an employee of The Moody Foundation, which owns approximately 23.23% of American National, the parent of SM&R.

* Also a Director of SM&R Investments, Inc., another investment company advised by SM&R, which has 11 portfolios.

^    Under control of American National.

OFFICERS

                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN
                                             TERM OF OFFICE                                             FUND COMPLEX
     NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF           PRINCIPAL OCCUPATION(S)            OVERSEEN BY
         AND AGE              WITH FUND        TIME SERVED              DURING PAST 5 YEARS                OFFICER
-----------------------   ----------------   --------------   ---------------------------------------   -------------
Michael W. McCroskey      President &        Indefinite       SEE INTERESTED DIRECTOR TABLE ABOVE             19
                          Director[P]        Since 08/94

Brenda T. Koelemay        Vice President &   Indefinite       Vice President & Treasurer of SM&R              19
2450 South Shore Blvd.,   Treasurer[P]       Since 07/92      Director of Comprehensive Investment
League City, TX 77573                                         Services, Inc. (investment services
Age 52                                                        company)^

Teresa E. Axelson         Vice President &   Indefinite       Vice President, Secretary and Chief             19
2450 South Shore Blvd.,   Secretary[P]       Since 05/83      Compliance Officer of SM&R
League City, TX 77573
Age 59

Debbie L. Hankins         Chief Compliance   Indefinite       Manager & Supervisor, Financial                 19
2450 South Shore Blvd.,   Officer[P]         Since 10/04      Reporting of SM&R & Assistant Treasurer
League City, TX
Age 50

[P] Positions also held with SM&R Investments, Inc. another investment company advised by SM&R.

^    Under control of American National.

REMUNERATION PAID TO DIRECTORS, OFFICER, AND OTHERS

"Directors fees and expenses" include amounts accrued by the Fund to pay remuneration to each Director of the Fund who is not an "interested person" of SM&R.

CHANGE IN ACCOUNTANTS

     (a) Previous Independent Registered Public Accounting Firm.

          (i) On May 23, 2006, the Audit Committee of American National Investment Accounts, Inc. (the "Company") dismissed Tait Weller and Baker ("TWB") as its independent registered public accounting firm.

          (ii) The reports of TWB on the financial statements of the Company for the fiscal years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

          (iii) During the fiscal years ended December 31, 2005 and 2004 and through May 23, 2006, there have been no disagreements (as described in Regulation S-K Item 304(a)(1)(iv)) with TWB on any matter of accounting principles or practices, financial statement disclosure of auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TWB, would have caused TWB to make reference thereto in its report on the financial statements for such years.

          (iv) During the fiscal years ended December 31, 2005 and 2004 and through May 23, 2006, there have been no reportable events (as described in Regulation S9K Item 304(a)(1)(v)).

     (b) New Independent Registered Public Accounting Firm.

On May 23, 2006, the Audit Committee approved the appointment of BKD, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31 2006. The Company has had no occasions during the fiscal years ended December 31, 2005 and 2004 and through May 23, 2006 upon which it has consulted with BKD, LLP on any matters described in Regulation D-K Item 304(a)(2)(i) or (ii).

                 (This page has been left blank intentionally.)

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

                               2450 South Shore Boulevard, League City, TX 77573

                                    DIRECTORS

                             Florentino F. Gonzalez
                               Lea McLeod Matthews
                              Michael W. McCroskey
                                Ann McLeod Moody
                                 Edwin K. Nolan
                             Robert V. Shattuck, Jr.
                                Donald P. Stevens
                                Steven H. Stubbs
                                Jamie G. Williams

                                    OFFICERS

                         Michael W. McCroskey, President
                Brenda T. Koelemay, Vice President and Treasurer
                 Teresa E. Axelson, Vice President and Secretary
                   Debbie L. Hankins, Chief Compliance Officer

                         INVESTMENT ADVISER AND MANAGER

                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

                                    CUSTODIAN

                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

                                  LEGAL COUNSEL

                            Greer, Herz & Adams, LLP
                                 One Moody Plaza
                               Galveston, TX 77550

                        UNDERWRITER AND REDEMPTION AGENT

                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

               TRANSFER AGENT, REGISTRAR AND DIVIDEND PAYING AGENT

                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                    BKD, LLP
                         2800 Post Oak Blvd., Suite 3200
                                Houston, TX 77056

Item 2	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to the
		registrants principal executive officer, principal financial
		officer, principal accounting officer or controller, or	persons
		performing similar functions (the Code).

	(b)	For purposes of this Item, the term code of ethics means
		written standards that are reasonably designed to deter wrong-doing and to promote:

		(1)	Honest and ethical conduct, including the ethical
			handling of actual or apparent conflicts of interest between personal and professional relationships;

		(2)	Full, fair, accurate, timely, and understandable
			disclosure in reports and documents that a registrant files with, or submits to , the Commission and in other public communications made by the registrant;

		(3)	Compliance with applicable governmental laws, rules,
			and regulations;

		(4)	The prompt internal reporting of violations of the Code
			to an appropriate person or persons identified in the Code; and

		(5)	Accountability for adherence to the Code.

	(c)	There were no amendments to the Code during the period covered
		by the report.

	(d)	The registrant did not grant any waivers, including implicit
		waivers, from any provisions of the Code to the principal executive
		officer, principal financial officer, principal accounting officer
		or controller, or persons performing similar functions during the
		period covered by this report.

	(e)	Not applicable

	(f)	See item 12(a)(1) regarding the filing of the Code of Ethics for
		Principal Executive and Principal Financial Officers of American National Investment Accounts, Inc.

Item 3	Audit Committee Financial Expert.

	(a)	The Board of Directors has determined that the registrant has
		at least one Audit committee financial expert serving on its Audit Committee.

	(b)	The Audit Committee financial expert is Steven H. Stubbs. Mr.
		Stubbs is independent within the meaning of that term used in Form N-CSR.

Item 4	Principal Accountant Fees and Services.

	(a)	Audit fees for American National Investment Accounts, Inc. totaled
		approximately $62,700 in 2006 and approximately $26,000 in 2005, including fees associated with the annual audit and filings of the Portfolios Form N-1A and Form N-SAR.

	(b)	None

	(c)	Fees for tax services to American National Investment Accounts,
		Inc., including tax compliance, tax advice and tax planning, totaled approximately $0 in 2006 and $6,000 in 2005.

	(d)	None

	(e)	(1)	The regristrants audit committee has adopted policies and
			procedures that require the audit committee to pre-approve
			all audit and non-audit services provided to the registrant
			by the principal accountant.

		(2)	All of the services described in paragraphs (b) through (d)
			of item 4 were approved by the audit committee.

	(f)	All services performed on the engagement to audit the registrants
		financial statements for the most recent fiscal year-end were performed by the principal accountants full-time, permanent employees.

	(g)	None

	(h)	The registrants independent auditor did not provide any non-audit
		services to the registrants investment adviser or any entity
		controlling, controlled by or controlled with the registrants
		investment adviser that provides ongoing services to the registrant.


Item 5	Audit Committee of Listed Registrants.

	Not applicable

Item 6	Schedule of Investments.

	The Schedule of Investments is filed under Item 1 of this form.

Item 7	Disclosure of Proxy Voting Policies and Procedures for Closed-end
	Management Investment Companies.

	Not applicable

Item 8	Portfolio Managers of Closed-end Management Investment Companies.

	Not applicable

Item 9	Purchases of Equity Securities by Closed-end Management Investment
	Company and Affiliated Purchasers.

	Not applicable

Item 10	Submission of Matters to a Vote of Security Holders.

	There have been no material changes to the procedures by which shareholders
	may recommend nominees to the registrants board of directors during this
	period.

Item 11	Controls and Procedures.

	(a)	As of February 28, 2007, an evaluation was performed under the
		supervision and with the participation of the officers of American
		National Investment Accounts, Inc. (the Company), including the
		Chief Executive Officer (CEO) and Chief Financial Officer
		(CFO), of the effectiveness of the Companys disclosure controls
		and procedures.  Based on that evaluation, the officers, including
		the CEO and CFO, conclude that, as of February 28, 2007, the
		companys disclosure controls and procedures (as defined in Rule
		30a-3(c) under the Investment Company Act of 1940, as amended) were
		reasonably designed so as to ensure that material information
		relating to the Company is made known to the CEO and CFO.

	(b)	There have been no significant changes in the Companys internal
		controls or in other factors that could significantly affect these
		controls subsequent to the date of their evaluation and until the
		filing of this report, including any corrective actions with regard
		to significant deficiencies and material weaknesses.


Item 12	Exhibits.

	(a) 	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and
			attached hereto.

		(2)	Certifications pursuant to Rule  30a-2(a) under the
			Investment Act of 1940 are filed and attached hereto.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of
		2002 are filed and attached hereto.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


American National  Investment Accounts, Inc.

By:
	Michael W. McCroskey, Principal Executive Officer

Date:	March 5, 2007



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
	Michael W. McCroskey, Principal Executive Officer

Date:	March 5, 2007


By:
	Brenda T. Koelemay, Principal Financial Officer

Date:	March 5, 2007